Filed Pursuant to Rule 497(c)

Securities Act File No. 333-196273

Prospectus

USCF Aluminum Strategy Fund (ALUM)

September 29, 2023

USCF ETF TRUST

* Principal U.S. Listing Exchange: NYSE Arca, Inc. (“NYSE Arca”)

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) NOR THE COMMODITY FUTURES TRADING COMMISSION (“CFTC”) HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT PRODUCTS • ARE NOT FDIC INSURED • MAY LOSE VALUE • ARE NOT BANK GUARANTEED

FUND SUMMARY — USCF ALUMINUM STRATEGY FUND

Investment Objective

The USCF Aluminum Strategy Fund (the “Fund”) seeks investment results that generally correspond over the long term to the performance of the price of aluminum.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below. The fees and expenses are expressed as a percentage of the Fund’s average daily net assets.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.65%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.65%

(1)	The Fund pays USCF Advisers LLC (the “Adviser”) an annual unitary management fee based upon the Fund’s average daily net assets at the rate set forth above. The Adviser is responsible for all direct expenses of the Fund, including the costs of investing in the Subsidiary (as defined below) except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel.

(2)	Other Expenses are based on estimated amounts for the current fiscal year.

Example

The following example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds.

It illustrates the hypothetical expenses that investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then sell all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% per year and that operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$66	$238

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or financial instruments (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Importantly, this rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. The Fund is newly organized and, as a result, no portfolio turnover information is available as of the date of this Prospectus.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange-traded fund (“ETF”). The Fund seeks to achieve its investment objective by using a proprietary methodology that seeks to provide exposure to the price of aluminum through aluminum-based derivatives investments (“Aluminum Derivatives”). The Fund will primarily invest in aluminum futures, however, in order to gain the desired economic exposure, the Fund may also invest in cash settled options, forward contracts, options on futures contracts, and other options. The Fund may invest in Aluminum Derivatives that are traded on U.S. and non-U.S. exchanges. The Fund does not seek to track any specific benchmark or index.

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Aluminum may be physically traded at its current market price (or spot price), but is more commonly traded through the purchase and sale of futures contracts (i.e., agreements to buy or sell a specific quantity of aluminum in the future at a specific price). The Fund will invest in aluminum only through its investments in derivative instruments such as futures contracts, and not directly. Futures contracts expire by default on a monthly basis. The Fund will sell the futures contracts it holds as they near expiration and will replace them with new futures contracts with a later expiration date. This is often referred to as “rolling” a futures contract.

Although the Fund is permitted to invest in Aluminum Derivatives directly, the Fund intends to invest in Aluminum Derivatives primarily through a wholly-owned subsidiary of the Fund incorporated in the Cayman Islands, USCF Cayman Commodity 8 (the “Subsidiary”). By investing in the Subsidiary, the Fund is able to obtain greater exposure to aluminum while maintaining compliance with U.S. federal income tax requirements applicable to investment companies. The Fund will not invest more than 25% of its total assets in the Subsidiary, as determined at the end of each fiscal quarter.

The Subsidiary is advised by the Adviser and has the same investment objective as the Fund. The assets of the Subsidiary are subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund, except that the Subsidiary may invest without limitation in Aluminum Derivatives. The Subsidiary’s investments are considered to be part of the Fund’s portfolio. Neither the Fund nor the Subsidiary invests directly in aluminum or other commodities.

The portion of the Fund’s assets that are not invested in Aluminum Derivatives will be primarily invested, directly or indirectly through the Subsidiary, in cash, cash equivalents, investment grade fixed-income investments, money market funds, repurchase agreements or a combination thereof. The primary purpose of such investments will be to meet coverage and collateral requirements associated with the Fund’s Aluminum Derivatives.

The Fund is not “diversified,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

The CFTC has adopted certain requirements that subject a registered investment company and its investment adviser to regulation by the CFTC if the registered investment company invests more than a prescribed level of its net asset value (“NAV”) in CFTC-regulated futures, options, or swaps, or if the registered investment company markets itself as providing investment exposure to such instruments. Due to the Fund’s expected use of such CFTC-regulated instruments above the prescribed levels, the Fund is considered a “commodity pool” under the Commodity Exchange Act (“CEA”).

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The principal risks of investing in the Fund are summarized below.

Commodities Risk. Exposure to the commodities markets through investments in Aluminum Derivatives may subject the Fund to greater volatility than investments in traditional securities. The risks and hazards that are inherent in commodity production may cause the price of commodities to fluctuate widely. Significant changes in the value of commodities may lead to volatility in the Fund’s NAV and market price.

Aluminum Risk. Aluminum is an industrial metal. Consequently, in addition to factors affecting commodities generally, the price of aluminum may be subject to additional factors. The price of aluminum may be impacted by changes in the level of industrial activity and demand, availability of substitutes, changes in supply, and variations in cost, among other items. Fluctuations in the price of aluminum may lead to volatility in the Fund’s NAV and market value.

Commodity Market Regulatory Risk. The commodities markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the CFTC and futures exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of commodities transactions (i.e., futures, options and swaps) in the U.S. is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but it could be substantial and adverse.

Derivatives Risk. The value of a derivative instrument, such as the Fund’s investments in Aluminum Derivatives, depends largely on (and is derived from) an underlying asset (or a reference rate or index). Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset of a derivative could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. The Fund may not be able to close out a derivative transaction at a favorable time or price,

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particularly during adverse market conditions or market disruptions, including periods of increased volatility. Derivatives may also be harder to value, less tax efficient, and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other ETFs because the Fund will implement its investment strategy primarily through investments in Aluminum Derivatives, which are derivative instruments.

•	Futures Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date (the expiration date) at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the futures contract and the underlying commodity; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which can, in certain instances, be unlimited; and (d) unfavorable execution prices. The Fund may need to sell a futures contract at an inopportune time for an unfavorable price; for example, the Fund is not permitted to take delivery of the underlying commodity, so as a futures contract approaches its expiration date, the contract may be replaced by a similar contract that has a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. Contango and backwardation (if the price of the near month futures contract is higher than the next futures month contract) may impact the total return on investment in shares of the Fund relative to the spot prices of the commodities on which the Fund holds futures. It is impossible to predict with any degree of certainty whether backwardation or contango will occur in the future. It is likely that both conditions will occur during different periods.

•	Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (“call”) or sell (“put”) an asset in the future at an agreed upon price prior to the expiration date of the option. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations.

Authorized Participants Risk. Only certain institutions or large investors (typically, market makers or other broker-dealers) that have entered into an agreement with the Fund’s distributor (“Authorized Participants”) may purchase or redeem shares at NAV. The Fund’s distributor has entered into Authorized Participant Agreements with a limited number of institutions on behalf of the Fund. Should these Authorized Participants cease to act as such or, for any reason, be unable to create or redeem shares of the Fund and new Authorized Participants are not appointed in their place, shares of the Fund may trade at a discount to the Fund’s NAV and possibly face delisting.

Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, the Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.

Cash Transaction Risk. Creation and redemption transactions are expected to generally settle through payments consisting substantially of cash, which will cause the Fund to incur certain costs, such as brokerage and other transaction costs, that it would not incur if it made solely in-kind redemptions. In addition, because the Fund may be required to sell financial instruments in order to obtain the cash needed to fulfill a redemption request from an Authorized Participant, an investment in Fund shares may be less tax efficient than investments in shares of conventional ETFs, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Commodities Tax Risk. The Fund intends to qualify as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If it qualifies as a RIC and satisfies certain minimum distribution requirements, the Fund will not be subject to U.S. federal income tax on income and gains that it timely distributes to shareholders. To qualify as a RIC, the Fund must satisfy certain source-of-income requirements. The Internal Revenue Service (“IRS”) issued a revenue ruling indicating that certain direct investments in commodity-linked instruments would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to this ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked

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instruments and certain investments in foreign subsidiaries holding commodity-linked instruments would produce qualifying income. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund anticipates that its inclusion of income from the Subsidiary in the Fund’s taxable income will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary is treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Such adverse effects could, among other consequences, limit the Fund’s ability to pursue its investment strategy. The Fund seeks to manage its investment in the Subsidiary and in Aluminum Derivatives as necessary to maintain its qualifications as a RIC.

Fixed Income Investment Risk. When the Fund invests in fixed income instruments, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value. Other risk factors associated with fixed income investments include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). The Fund may be subject to a greater risk of rising interest rates as the Federal Reserve continues to increase interest rates after a period of historically low rates.

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on the NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above NAV.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation may result in losses to Fund shareholders.

Intermediary and Counterparty Risk. Futures and options contracts, and other forms of derivatives, as well as fixed income instruments, involve intermediaries or counterparties and therefore subject the Fund to the risk that an intermediary or counterparty could default on its obligations under an agreement, either through the intermediary’s or counterparty’s bankruptcy or general failure to perform its obligations. In the event of default, the Fund may not be able to recover its assets. Moreover, even if the Fund is able to recover some or all of its assets, such recovery could involve lengthy delays. During any such period, the Fund may have difficulty determining the value of its investments associated with the intermediary or counterparty, which in turn could result in the overstatement or understatement of the Fund’s NAV. This may negatively affect the Fund’s share price and may cause the Fund’s shares to trade at a premium or discount to NAV. For exchange-traded derivatives, including the Fund’s investments in futures contracts, a futures commission merchant (“FCM”) serves as the intermediary to the Fund (the FCM, in turn, serves as an intermediary to the applicable clearing organization). In such cases, the Fund faces the risk that the FCM would default on its obligations, including the FCM’s obligation to return margin posted by the Fund.

Investing in Other Investment Companies Risk. An investment in other investment companies (including money market funds) is subject to the risks associated with those investment companies. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies, and will be further reduced by the Fund’s own expenses, including management fees; that is, there will be a layering of certain fees and expenses.

Leverage Risk. Borrowing transactions, derivatives transactions, and other investment transactions may create investment leverage. If the Fund engages in transactions that have a leveraging effect on the Fund’s investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. The use of leverage is considered to be a speculative investment practice and may result in losses to the Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or other requirements.

Liquidity Risk. The Fund may not always be able to liquidate its positions at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. Unexpected market illiquidity may cause major losses at any time.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking exposure to the price of aluminum over the long term. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.

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Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Risk. The trading prices of commodities and other financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including global pandemics, such as COVID-19. The Fund’s NAV and market price may fluctuate significantly due to market risk. The Fund, and investors, could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns, such as a recession. The loss of the entire principal amount of an investment is possible.

New Fund Risk. Since the Fund is new, there can be no assurance that the Fund will grow to or maintain an economically viable size. If a new fund were to fail to successfully implement its investment strategies or achieve its investment objectives, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the fund and tax consequences for investors.

Non-Diversification Risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular investment, the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

Non-U.S. Investment Risk. The Fund may invest in Aluminum Derivatives traded on non-U.S. exchanges. Transactions on non-U.S. exchanges present greater risk to the extent that they are not subject to the same degree of regulation as their U.S. counterparts. Because certain of the Fund’s underlying investments trade in markets that are closed when the market in which the Fund’s shares are listed for trading is open, there may be changes between the investment’s last quote from the closed foreign market and the value of the investment during the Fund’s domestic trading day. This may result in differences between the market price of the Fund’s shares and the underlying value of the Fund’s shares.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Position Limits Risk. Accountability levels, position limits, and daily price fluctuation limits set by futures exchanges and regulations imposed by the CFTC may prevent the Fund from trading certain futures contracts or employing its investment strategies, which could harm the performance of the Fund.

Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.

Repurchase Agreements Risk. Repurchase agreements are instruments under which the Fund acquires ownership of a security, and the seller, a broker-dealer or a bank agrees to repurchase the security at a mutually agreed upon time and price. Repurchase agreements expose the Fund to the risk that the counterparty defaults on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement. In this circumstance, the Fund could lose money if the underlying instruments used as collateral lose their value before they can be sold.

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. Further, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s

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portfolio securities and the Fund’s market price. This reduced liquidity and effectiveness could result in shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

Subsidiary Investment Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. A shareholder’s cost of investing in the Fund may be higher because shareholders bear the expenses of the Subsidiary. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information (“SAI”) and could negatively affect the Fund.

Treasuries Risk. The Fund may invest in U.S. government securities or obligations (“Treasuries”). The value of Treasuries generally moves inversely with movements in interest rates. The prices of longer maturity securities are generally subject to greater market fluctuations as a result of changes in interest rates. If the Fund is required to sell Treasuries or other U.S. government obligations at a price lower than the price at which they were acquired, the Fund will experience a loss.

Ukraine War Risk. On February 24, 2022, Russia launched a large-scale invasion of Ukraine. This invasion and sanctions brought by the United States and other countries against Russia have caused disruptions in many business sectors and have resulted in significant market disruptions, including increased volatility in certain commodity prices.

Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or asset, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Fund Performance

The Fund is new and therefore does not have a performance history for a full calendar year. Performance information for the Fund will be provided in this section once the Fund has annual returns for a full calendar year. Current performance information is available at www.uscfinvestments.com.

Performance information, when available, will give some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance and does not guarantee future results. The Fund may perform better or worse in the future.

Management

USCF Advisers, LLC serves as the investment adviser to the Fund and the Subsidiary.

Portfolio Managers

Andrew F Ngim, a Management Director and Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in October 2023.

Darius Coby, Director of Operations and Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in October 2023.

Seth Lancaster, a Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in October 2023.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund may only be purchased and sold in the secondary market on a national securities exchange, such as NYSE Arca, through a broker-dealer. The price of the Fund’s shares is based on market price. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV

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(premium) or less than NAV (discount). When buying or selling shares in the secondary market, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask). This is known as the “bid-ask spread”.

Information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spread is available on the Fund’s website at www.uscfinvestments.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only Authorized Participants that have entered into an agreement with ALPS Distributors, Inc. (the “Distributor”) may purchase or redeem. Creation Units consist of 25,000 shares, though this may change from time to time.

Authorized Participants are required to pay a transaction fee of $250 to compensate the Fund for brokerage and transaction expenses when purchasing and redeeming Creation Units. See “Transaction Fees on Creation and Redemption Transactions.”

The Fund generally issues and redeems Creation Units in exchange for a designated amount of cash.

Tax Information

The Fund intends to make distributions of ordinary income, qualified dividend income, or capital gains. Shareholders will be subject to U.S. federal income tax on such amounts at the rate applicable to such category of income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms, and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INVESTMENT OBJECTIVE, STRATEGY, AND RISK INFORMATION

Investment Objectives

The Fund seeks investment results that generally correspond over the long term to the performance of the price of aluminum.

There can be no assurance that the Fund will achieve its investment objective. Because the Fund’s investment objective has been adopted as a non-fundamental investment policy, the Fund’s investment objective may be changed by the Board without a vote of shareholders upon 60 days’ written notice to the Fund’s shareholders.

Principal Investment Strategies of the Fund

The Fund is an actively managed ETF. The Fund seeks to achieve its investment objective by using a proprietary methodology that seeks to provide exposure to the price of aluminum through Aluminum Derivatives. The Fund will primarily invest in aluminum futures, however, in order to gain the desired economic exposure, the Fund may also invest in cash settled options, forward contracts, options on futures contracts, and other options. The Fund will continue to seek to provide exposure to the price of aluminum, even in adverse market conditions, such as a decrease in the price of aluminum.

The Fund may invest in Aluminum Derivatives that are traded on U.S. and non-U.S. exchanges. The Fund will primarily purchase aluminum futures contracts that are traded on the Chicago Mercantile Exchange (CME), but the Fund may also purchase aluminum futures contracts traded on the London Metal Exchange (LME). The Fund does not seek to track any specific benchmark or index.

Aluminum may be physically traded at its current market price (or spot price), but is more commonly traded through the purchase and sale of futures contracts (i.e., agreements to buy or sell a specific quantity of aluminum in the future at a specific price). The Fund will invest in aluminum only through its investments in derivative instruments such as futures contracts, and not directly. Futures contracts expire by default on a monthly basis. The Fund will sell the futures contracts it holds as they near expiration and will replace them with new futures contracts with a later expiration date. This is often referred to as “rolling” a futures contract.

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Although the Fund is permitted to invest in Aluminum Derivatives directly, the Fund intends to invest in Aluminum Derivatives primarily through the Subsidiary. By investing in the Subsidiary, the Fund is able to obtain greater exposure to aluminum while maintaining compliance with U.S. federal income tax requirements applicable to investment companies. The Fund will not invest more than 25% of its total assets in the Subsidiary, as determined at the end of each fiscal quarter.

The Subsidiary is advised by the Adviser and has the same investment objective as the Fund. The assets of the Subsidiary are subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund, except that the Subsidiary may invest without limitation in Aluminum Derivatives. The Subsidiary’s investments are considered to be part of the Fund’s portfolio. Neither the Fund nor the Subsidiary invests directly in aluminum or other commodities.

The portion of the Fund’s assets that are not invested in Aluminum Derivatives will be primarily invested, directly or indirectly through the Subsidiary, in cash, cash equivalents, investment grade fixed-income investments, money market funds, repurchase agreements or a combination thereof. The primary purpose of such investments will be to meet coverage and collateral requirements associated with the Fund’s Aluminum Derivatives.

The Fund is not “diversified,” as that term is defined in the 1940 Act.

The CFTC has adopted certain requirements that subject a registered investment company and its investment adviser to regulation by the CFTC if the registered investment company invests more than a prescribed level of its NAV in CFTC-regulated futures, options, or swaps, or if the registered investment company markets itself as providing investment exposure to such instruments. Due to the Fund’s expected use of such CFTC-regulated instruments above the prescribed levels, the Fund is considered a “commodity pool” under the CEA.

Additional Principal Risk Information about the Fund

This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in the Fund Summary. Each risk factor below could have a negative impact on the Fund’s performance and trading prices.

Commodities Risk. The value of a commodity is based upon the price movements of the commodity in the market. The risks and hazards that are inherent in commodity production may cause the price of commodities to fluctuate widely. These price changes may be magnified by computer-driven algorithmic trading, which is becoming more prevalent in the commodities markets. Because the Fund has exposure to the commodities markets, developments affecting commodities may have an impact on the Fund. Such developments may include, among other things:

•	governmental, agricultural, trade, fiscal, import, monetary, and exchange control programs and policies;
•	weather and climate conditions;
•	changing supply and demand relationships;
•	changes in international balances of payments and trade;
•	U.S. and international rates of inflation;
•	currency devaluations and revaluations;
•	U.S. and international political and economic events;
•	changes in interest and foreign currency/exchange rates;
•	market liquidity; and
•	changes in philosophies and emotions of market participants.

Exposure to the commodities markets through investments in Aluminum Derivatives may subject the Fund to greater volatility than investments in traditional securities. Significant changes in the value of commodities may lead to volatility in the Fund’s NAV and market price.

Aluminum Risk. Aluminum is an industrial metal. Consequently, in addition to factors affecting commodities generally, the price of aluminum may be subject to additional factors specific to industrial metals, and in particular aluminum. These factors may include:

•	changes in the level of industrial activity using industrial metals, and in particular aluminum, including the availability of substitutes such as man-made or synthetic substitutes;
•	changes in demand from China and other economies which have become oversized users of aluminum and risk of economic downturns in such economies;

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•	geopolitical issues, governmental interference, political turmoil and unrest in countries that mine raw minerals and or produce aluminum;
•	disruptions in the supply chain, from mining to storage to smelting or refining;
•	adjustments to inventory in response to changes in economic activity and/or pricing levels;
•	variations in production costs, including storage, labor and energy costs;
•	costs associated with regulatory compliance, including environmental regulations; and
•	changes in industrial, government and consumer demand, both in individual consuming nations and internationally.

Recently, the price of aluminum has been volatile. Aluminum prices hit an all-time high in March 2022 due to the post-COVID-19 pandemic global economic recovery, fears of sanctions against Russian entities, tight physical stocks, and supply chain disruptions. Since March 2022, demand has stabilized, however, the ongoing Russia Ukraine conflict and fears of sanctions against Russian entities continue to cause uncertainty in the aluminum markets. For example, in February 2023 the U.S. government imposed new tariffs on Russian aluminum and in May 2023, the U.S. imposed additional trade sanctions against Russia that target goods and services vital to military operations. Fluctuations in the price of aluminum may lead to volatility in the Fund’s NAV and market value.

Commodity Market Regulatory Risk. The commodity markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the CFTC and futures exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of commodity interest transactions (i.e., futures, options and swaps) in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but it could be substantial and adverse.

The Fund and the Subsidiary are deemed “commodity pools” and the Adviser is considered a “commodity pool operator” with respect to the Fund under the CEA. The Adviser is therefore subject to regulation by the SEC and the CFTC. The Adviser is also subject to regulation by the NFA. The regulatory requirements governing the use of commodity futures, or options, certain swaps or certain other investments could change at any time.

The CFTC and the U.S. commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures, options contracts or swaps traded on U.S. commodities exchanges, as described under “Position Limits Risk” below.

Derivatives Risk. The value of a derivative instrument, such as the Fund’s investments in Aluminum Derivatives, depends largely on (and is derived from) an underlying asset (or a reference rate or index). Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset of a derivative could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. The Fund may not be able to close out a derivative transaction at a favorable time or price, particularly during adverse market conditions or market disruptions, including periods of increased volatility. Derivatives may also be harder to value, less tax efficient, and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other ETFs because the Fund will implement its investment strategy primarily through investments in Aluminum Derivatives, which are derivative instruments.

SEC Rule 18f-4 (the “Derivatives Rule”) regulates the ability of the Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. The Derivatives Rule also regulates other types of leveraged transactions, such as reverse repurchase agreements. Under the Derivatives Rule, a fund is prohibited from entering into derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that a fund may enter into based on the value-at-risk (“VaR”) of the fund inclusive of derivatives.

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Due to the nature of the Fund’s investments, the Fund is required to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding the Fund’s derivatives activities. These requirements will apply unless the Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

•	Futures Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date (the expiration date) at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the futures contract and the underlying commodity; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which can, in certain instances, be unlimited; and (d) unfavorable execution prices. The Fund may need to sell a futures contract at an inopportune time for an unfavorable price, for example, the Fund is not permitted to take delivery of the underlying commodity, so as a futures contract approaches its expiration date, the contract may be replaced by a similar contract that has a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. Contango and backwardation (if the price of the near month futures contract is higher than the next futures month contract) may impact the total return on investment in shares of the Fund relative to the spot prices of the commodities on which the Fund holds futures. It is impossible to predict with any degree of certainty whether backwardation or contango will occur in the future. It is likely that both conditions will occur during different periods.

•	Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (“call”) or sell (“put”) an asset in the future at an agreed upon price prior to the expiration date of the option. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations or the degree of correlation between the options and asset markets. The Fund may “cover” a call option by owning the security underlying the option or through other means. When options are purchased over the counter, the Fund bears counterparty risk, which is the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

Authorized Participants Risk. The Distributor has entered into Authorized Participant Agreements with a limited number of institutions on behalf of the Fund. Should these Authorized Participants cease to act as such or, for any reason, be unable to create or redeem shares of the Fund and new Authorized Participants are not appointed in their place, shares of the Fund may trade at a discount to the Fund’s NAV and possibly face delisting.

Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, the Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.

Cash Transaction Risk. Creation and redemption transactions are expected to generally settle through payments of cash, which will cause the Fund to incur certain costs, such as brokerage and other transaction costs, that it would not incur if it made in-kind redemptions. Other ETFs generally are able to make in-kind redemptions and avoid realized gains in connection with transactions designed to meet redemption requests. Because the Fund may effect redemptions principally for cash, rather than in-kind distributions, it may be required to sell financial instruments in order to obtain the cash needed to distribute the redemption proceeds. Such cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees. These brokerage fees, which will be higher than if the Fund redeemed its shares in kind, will be passed on to redeemers of Creation Units in the form of redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for more conventional ETFs (for example, those that track an index of corporate equity securities). In addition, an investment in Fund shares may be less tax efficient than investments in shares of conventional ETFs, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

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Commodities Tax Risk. The Fund intends to qualify as a RIC under subchapter M of the Code. If it qualifies as a RIC and satisfies certain minimum distribution requirements, the Fund will not be subject to fund-level U.S. federal income tax on income and gains that it timely distributes to shareholders. To qualify as a RIC, the Fund must satisfy certain source-of-income requirements. The IRS issued a revenue ruling indicating that certain direct investments in commodity-linked instruments would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to this ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked instruments and certain investments in foreign subsidiaries holding commodity-linked instruments would produce qualifying income for purposes of satisfying the RIC source-of-income requirements. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund expects that the Subsidiary will be treated as a controlled foreign corporation (“CFC”), and that the Fund will be required to include certain income of the Subsidiary in its taxable income each taxable year regardless of whether or not the Subsidiary distributes such income. The Code provides that the income inclusion from a CFC will be treated as qualifying income for purposes of the RIC source-of-income requirements if the CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income. The IRS and the U.S. Department of the Treasury issued final regulations consistent with the private letter rulings discussed above, concluding that, even if a CFC does not make a current distribution of its income, the income inclusion from a CFC will nonetheless be treated as qualifying income for purposes of the RIC source-of-income requirements as long as it was derived with respect to the RIC’s business of investing in stock, securities, or currencies. As a result, the Fund anticipates that its income inclusion from the Subsidiary will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Should the IRS issue guidance (which could apply to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investment in the Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy. The Fund seeks to manage its investments in the Subsidiary and Aluminum Derivatives as necessary to maintain its qualification as a RIC.

Fixed Income Investment Risk. When the Fund invests in fixed income instruments, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value. In general, the market price of fixed income instruments with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term instruments. Issuers of fixed income instruments may have their debt downgraded by ratings agencies, or the public may perceive an issuer of a fixed income instrument as not being creditworthy, in which case there is a greater risk that the issuer will default on its obligations to the Fund, resulting in losses to the Fund. Also, a debtor may pay its obligation early, reducing the amount of interest payments. The Fund may be subject to a greater risk of rising interest rates as the Federal Reserve continues to increase interest rates after a period of historically low rates.

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above their NAV. Price differences may be due in large part to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings, trading individually or in the aggregate, at any point in time. The market prices of Fund shares may deviate significantly from the NAV of Fund shares during periods of market volatility. However, given that the shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Adviser believes that large discounts or premiums to the NAV of the Fund’s shares should not be sustained over long periods. If an investor purchases the Fund’s shares at a time when the market price is at a premium to the NAV of the Fund’s shares or sells at a time when the market price is at a discount to the NAV of the Fund’s shares, then the investor may sustain losses.

Intermediary and Counterparty Risk. Futures agreements, and other forms of derivatives, as well as fixed income instruments, involve intermediaries or counterparties and therefore subject the Fund to the risk that an intermediary or counterparty could default on its obligations under an agreement, either through the intermediary’s or counterparty’s bankruptcy or general failure to perform its obligations. In the event of default, the Fund may not be able to recover its assets. Moreover, even if the Fund is able to recover some or all of its assets, such recovery could involve lengthy delays. During any such period, the Fund may have difficulty determining the value of its investments associated with the intermediary or counterparty, which in turn could result in the overstatement or understatement of the Fund’s NAV. This may negatively affect the Fund’s share price and may cause the Fund’s shares to trade at a premium or discount to NAV. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral (i.e., access the collateral in the event of a counterparty’s default). Further, another institution may be substituted for the struggling financial institution without the consent of the Fund. For exchange-traded derivatives, including the Fund’s investments in futures contracts, an

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FCM serves as the intermediary to the Fund (the FCM, in turn, serves as an intermediary to the applicable clearing organization). In such cases, the Fund faces the risk that the FCM would default on its obligations, including the FCM’s obligation to return margin posted by the Fund. If any intermediary or counterparty to the Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding.

Investing in Other Investment Companies Risk. An investment in other investment companies (including money market funds) is subject to the risks associated with those investment companies. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies, and will be further reduced by the Fund’s own expenses, including management fees; that is, there will be a layering of certain fees and expenses.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. In 2022, inflation rates rose to the highest levels seen in many decades, and rates have remained elevated into 2023. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders.

Leverage Risk. Borrowing transactions, derivatives transactions, and other investment transactions may create investment leverage. If the Fund engages in transactions that have a leveraging effect on the Fund’s investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than the Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to the Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or other requirements.

Liquidity Risk. The Fund may not always be able to liquidate its positions in its Aluminum Derivatives at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. A market disruption or a foreign government taking political actions that disrupt the market for its currency, its crude oil production or exports, or another major export, can also make it difficult to liquidate a position. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Alternatively, limits imposed by the futures exchanges or other regulatory organizations, such as accountability levels, position limits, or daily price fluctuation limits, may contribute to a lack of liquidity. Unexpected market illiquidity may cause major losses at any time. The Fund does not intend at this time to establish a credit facility, which could provide an additional source of liquidity. Instead, the Fund relies only on its assets for liquidity. The anticipated large value of the positions that the Fund will acquire or enter into increases the risk of illiquidity. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking exposure to the price of aluminum over the long term. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Risk. The trading prices of financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including global pandemics, such as COVID-19. The Fund’s NAV and market price may fluctuate significantly due to market risk. The Fund, and investors, could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns, such as a recession. The loss of the entire principal amount of an investment is possible.

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New Fund Risk. Since the Fund is new, there can be no assurance that the Fund will grow to or maintain an economically viable size. If a new fund were to fail to successfully implement its investment strategies or achieve its investment objectives, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the fund and tax consequences for investors.

Non-Diversification Risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular investment, the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

Non-U.S. Investment Risk. The Fund may invest in Aluminum Derivatives traded on non-U.S. exchanges. Transactions on non-U.S. exchanges present greater risk to the extent that they are not subject to the same degree of regulation as their U.S. counterparts. Because certain of the Fund’s underlying investments trade in markets that are closed when the market in which the Fund’s shares are listed for trading is open, there may be changes between the investment’s last quote from the closed foreign market and the value of the investment during the Fund’s domestic trading day. This may result in differences between the market price of the Fund’s shares and the underlying value of the Fund’s shares.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Position Limits Risk. Accountability levels, position limits, and daily price fluctuation limits set by futures exchanges have the potential to prevent the Fund from trading certain futures contracts or employing its investment strategies. Futures exchanges have established accountability levels and position limits on the maximum net long or net short positions that any person or group of persons under common trading control may hold, own, or control. In addition to accountability levels and position limits, futures exchanges also set daily price fluctuation limits on futures contracts. The Fund may be unable to trade futures contracts due to such limitations.

In addition, Part 150 of the CFTC’s regulations establishes federal position limits for 25 “core” physical commodity futures contracts and swaps that are economically equivalent to such contracts, in the agriculture, energy and metals markets (the “Position Limit Rules”). Among other things, the Position Limit Rules: identify which contracts are subject to speculative position limits; set thresholds that restrict the size of speculative positions that a person may hold in the spot month; create an exemption for positions that constitute bona fide hedging transactions; impose responsibilities on designated contract markets (“DCMs”) and swap execution facilities (“SEFs”) to establish position limits or, in some cases, position accountability rules; and apply to both futures and swaps across four relevant venues: over the counter, DCMs, SEFs as well as certain non-U.S. located platforms.

For the purpose of the Position Limit Rules, a market participant is generally required, subject to certain narrow exceptions, to aggregate all positions for which that participant controls the trading decisions with all positions for which that participant has a 10 percent or greater ownership interest in an account or position, as well as the positions of two or more persons acting pursuant to an express or implied agreement or understanding with that market participant (the “Aggregation Rules”).

The Position Limit Rules may negatively impact the ability of the Fund to meet its investment objective through limits that may inhibit the Adviser’s ability to purchase certain futures contracts.

Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.

Repurchase Agreements Risk. Repurchase agreements are instruments under which the Fund acquires ownership of a security, and the seller, a broker-dealer or a bank agrees to repurchase the security at a mutually agreed upon time and price. Repurchase agreements expose the Fund to the risk that the counterparty defaults on its obligation to repurchase the

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underlying instruments collateralizing the repurchase agreement. In this circumstance, the Fund could lose money if the underlying instruments used as collateral lose their value before they can be sold. The Fund intends to enter into repurchase agreements that are cleared through the Fixed Income Clearing Corporation (“FICC”). In a FICC cleared transaction, the Fund would permit the seller’s obligation to be novated to FICC pursuant to an agreement between the Fund, FICC and the seller as a sponsoring member of FICC. In such case, the FICC would become the Fund’s counterparty. FICC acts as the common counterparty to all repurchase transactions that enter its netting system and guarantees that participants will receive their cash or securities collateral (as applicable) back at the close of the repurchase transaction. While this guarantee is intended to mitigate counterparty/credit risk that exists in the case of a bilateral repurchase transaction, the Fund is exposed to risk of delays or losses in the event of a bankruptcy or other default or nonperformance by FICC or the FICC sponsoring member through which the Fund acts in connection with such transactions.

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. Market makers are under no obligation to make a market in the Fund’s shares, and Authorized Participants are not obligated to submit purchase or redemption orders for Creation Units. In times of market stress, market makers or other Authorized Participants may step away from their respective roles in making a market in shares of the Fund and in executing purchase or redemption orders, and this could, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares. Trading in shares may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in shares inadvisable. In addition, trading in shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca “circuit breaker” rules. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that Fund shares will trade with any volume, or at all, on any stock exchange. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

Subsidiary Investment Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. A shareholder’s cost of investing in the Fund may be higher because shareholders bear the expenses of the Subsidiary. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and the SAI and could negatively affect the Fund.

Treasuries Risk. The Fund invests in U.S. government obligations. U.S. government obligations include Treasuries and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government. Treasuries are backed by the “full faith and credit” of the U.S. government. The value of Treasuries generally moves inversely with movements in interest rates. The prices of longer maturity securities are generally subject to greater market fluctuations as a result of changes in interest rates. If the Fund is required to sell Treasuries or other U.S. government obligations at a price lower than the price at which they were acquired, the Fund will experience a loss.

Ukraine War Risk. On February 24, 2022, Russia launched a large-scale invasion of Ukraine. The extent and duration of the military action, resulting sanctions and future market disruptions in the region are impossible to predict, but could be significant and may have a severe adverse effect on the region. Among other things, the conflict has resulted in increased volatility in the markets for certain commodities.

The United States and other countries and certain international organizations have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to Russia’s invasion of Ukraine, and additional sanctions may be imposed in the future. Such sanctions (and any future sanctions) will adversely impact the economies of Russia and Ukraine, and certain sectors of each country’s economy may be particularly affected, including but not limited to, financials, energy, metals and mining, engineering and defense and defense-related materials sectors. Among other things, the extent and duration of the military action, the responses of countries and political bodies to Russia’s actions, including sanctions, future market or supply disruptions, and Ukraine’s military response and the potential for wider conflict may increase financial market volatility generally, have severe adverse effects on regional and global economic markets, and cause volatility in the markets for commodities including the price of commodity futures, and the NAV or share price of the Fund.

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A resolution to the war in Ukraine also could impact the markets for certain commodities and may have collateral impacts, including increased volatility, and cause disruptions to availability of certain commodities, commodity and futures prices and the supply chain globally. The longer-term impact on commodities and futures prices is difficult to predict and depends on a number of factors that may have a negative impact on the Fund in the future.

Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or asset, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

PORTFOLIO HOLDINGS INFORMATION

The Fund’s portfolio holdings will be disclosed each day on its website at www.uscfinvestments.com. A description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI.

MANAGEMENT

Adviser

The Adviser serves as the investment adviser of the Fund and the Subsidiary. The Adviser has been registered as an investment adviser with the SEC since July 1, 2014, and is a wholly-owned subsidiary of USCF Investments, Inc., formerly Wainwright Holdings, Inc. (“USCF Investments”). USCF Investments is a wholly-owned subsidiary of The Marygold Companies, Inc. (formerly Concierge Technologies, Inc.), a company publicly traded under the ticker symbol “MGLD” (“Marygold”). Mr. Nicholas Gerber, along with certain family members and certain other shareholders, own the majority of the shares in Marygold. USCF Investments continues to operate its business as a wholly-owned subsidiary of Marygold.

The Adviser’s offices are located at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596. As of June 30, 2023, the Adviser and its affiliates had approximately $3.5 billion in assets under management.

The Adviser has overall responsibility for the general management and administration of the Fund and Subsidiary and provides an investment program for the Fund and the Subsidiary. The Adviser has arranged for custody, distribution, fund administration, transfer agency, and all other services necessary for the Fund and the Subsidiary to operate. The Adviser bears all of its own costs associated with providing advisory services and the expenses of the members of the Board who are affiliated with the Adviser. The Adviser may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

On November 8, 2021, the United States Oil Fund, LP (“USO”), as well as its general partner, the United States Commodity Funds LLC (“USCF”), announced a resolution with each of the SEC and the CFTC relating to matters set forth in certain Wells Notices issued by the staffs of each of the SEC and CFTC as more fully described below. Like the Adviser, USCF is a wholly-owned subsidiary of Marygold.

On August 17, 2020, USCF, USO, and John P. Love, the president and chief executive officer of USCF, received a “Wells Notice” from the staff of the SEC (the “SEC Wells Notice”). The SEC Wells Notice stated that the SEC staff made a preliminary determination to recommend that the SEC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 17(a)(1) and 17(a)(3) of the Securities Act of 1933, as amended (the “1933 Act”), and Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 thereunder, in each case with respect to its disclosures and USO’s actions.

Subsequently, on August 19, 2020, USCF, USO, and Mr. Love received a Wells Notice from the staff of the CFTC (the “CFTC Wells Notice”). The CFTC Wells Notice stated that the CFTC staff made a preliminary determination to recommend that the CFTC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 4o(1)(A) and (B) and 6(c)(1) of the CEA, 7 U.S.C. §§ 6o(1)(A) and (B) and 9(1) (2018), and CFTC Regulations 4.26, 4.41, and 180.1(a), 17 C.F.R. §§ 4.26, 4.41, 180.1(a) (2019), in each case with respect to its disclosures and USO’s actions.

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On November 8, 2021, acting pursuant to an offer of settlement submitted by USCF and USO, the SEC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 8A of the 1933 Act, directing USCF and USO to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, 15 U.S.C. § 77q(a)(3) (the “SEC Order”). In the SEC Order, the SEC made findings that, from April 24, 2020 to May 21, 2020, USCF and USO violated Section 17(a)(3) of 1933 Act, which provides that it is “unlawful for any person in the offer or sale of any securities . . . to engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser.” USCF and USO consented to entry of the SEC Order without admitting or denying the findings contained therein, except as to jurisdiction.

Separately, on November 8, 2021, acting pursuant to an offer of settlement submitted by USCF, the CFTC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 6(c) and (d) of the CEA, directing USCF to cease and desist from committing or causing any violations of Section 4o(1)(B) of the CEA, 7 U.S.C. § 6o(1)(B), and CFTC Regulation 4.41(a)(2), 17 C.F.R. § 4.41(a)(2) (the “CFTC Order”). In the CFTC Order, the CFTC made findings that, from on or about April 22, 2020 to June 12, 2020, USCF violated Section 4o(1)(B) of the CEA and CFTC Regulation 4.41(a)(2), which make it unlawful for any commodity pool operator (“CPO”) to engage in “any transaction, practice, or course of business which operates as a fraud or deceit upon any client or participant or prospective client or participant” and prohibit a CPO from advertising in a manner which “operates as a fraud or deceit upon any client or participant or prospective client or participant,” respectively. USCF consented to entry of the CFTC Order without admitting or denying the findings contained therein, except as to jurisdiction.

Pursuant to the SEC Order and the CFTC Order, in addition to the command to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, Section 4o(1)(B) of the CEA, and CFTC Regulation 4.14(a)(2), civil monetary penalties totaling two million five hundred thousand dollars ($2,500,000) in the aggregate was required to be paid to the SEC and CFTC, of which one million two hundred fifty thousand dollars ($1,250,000) has been paid by USCF to each of the SEC and the CFTC, respectively, pursuant to the offsets permitted under the orders.

The SEC Order can be accessed at www.sec.gov and the CFTC Order can be accessed at www.cftc.gov.

Commodity Pool Operation

The Fund and the Subsidiary invest in commodity interests and are considered commodity pools, thereby subjecting the Fund and the Subsidiary to further regulation by the CFTC and the National Futures Association (“NFA”). The NFA is designated by the CFTC as a registered futures association and is the self-regulatory organization for the U.S. derivatives industry.

In connection with its role as investment adviser to the Fund and the Subsidiary, the Adviser has registered as a commodity pool operator (“CPO”) under the CEA. Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the NFA, including antifraud provisions, disclosure requirements, and reporting and recordkeeping requirements. The Adviser is also subject to periodic inspections and audits by the CFTC and NFA.

The CFTC’s harmonization rules regarding the disclosure, reporting, and recordkeeping requirements apply to the Fund as a result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to the Adviser as the Fund’s CPO, the Fund’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Adviser’s CFTC compliance obligations.

The Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the Fund’s ability to carry out its investment strategies. However, there may be additional compliance and other expenses for the Fund. In addition, registration as a CPO subjects the Adviser to additional laws, regulations, and enforcement policies, all of which could increase compliance costs and may affect operations and the financial performance of the Fund.

Manager of Managers Structure

The Adviser and the Trust have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund and the Subsidiary without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight of the Board, for overseeing the Trust’s sub-advisers and recommending to the Board their hiring, termination, or replacement.

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The Manager of Managers Structure enables the Trust to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager of Managers Structure does not: (1) permit management fees paid by the Fund to the Adviser to be increased without shareholder approval; or (2) diminish the Adviser’s responsibilities to the Fund or the Subsidiary, including the Adviser’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

Advisory Agreements

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) and as investment adviser to the Subsidiary pursuant to a separate investment advisory agreement (the “Subsidiary Advisory Agreement”). The Adviser complies with the provisions of the 1940 Act relating to investment advisory contracts with respect to both the Fund and the Subsidiary.

The Advisory Agreement and the Subsidiary Advisory Agreement were approved by the Board at the September 20, 2023 meeting of the Board. A discussion of the Board’s approval of these agreements, including the basis for the Board’s approval, will be included in the Fund’s semi-annual report to shareholders for the period ending December 31, 2023.

Management Fees

The Fund pays the Adviser a unitary management fee as compensation for its services and its assumption of all Fund expenses, including the costs of investing in the Subsidiary. The Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel. The Adviser may voluntarily waive any portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion. The Subsidiary does not pay management fees to the Adviser.

The following table lists the total management fee paid by the Fund.

Fund	Management Fee
USCF Aluminum Strategy Fund	0.65%

PORTFOLIO MANAGEMENT

The Adviser supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investments. The Adviser utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review the Fund’s portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the Fund’s portfolio as they deem appropriate in the pursuit of the Fund’s investment objective. The Fund and the Subsidiary are jointly managed by the Adviser to comply with the compliance policies and procedures of the Fund.

In managing the Fund’s and the Subsidiary’s portfolios, the Adviser will comply with the investment policies and restrictions that apply to the management of the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary’s principal investment strategies and principal risks constitute principal investment strategies and principal risks of the Fund. Both the Fund and the Subsidiary comply with the provisions of the 1940 Act relating to affiliated transactions and custody.

The members of the team primarily responsible for the day-to-day portfolio management of the Fund are:

Andrew F Ngim co-founded United States Commodity Funds, LLC (“USCF”) in 2005 and has served as a Management Director from May 2005 to April 2023 and, since August 15, 2016, has served as the Chief Operating Officer of USCF. Mr. Ngim has served as the portfolio manager for United States Commodity Index Fund, United States Copper Index Fund, and United States Agriculture Index Fund since January 2013. Mr. Ngim also served as USCF’s Treasurer from June 2005 to February 2012. In addition, he has been on the Board of Managers and has served as the Assistant Secretary and Assistant Treasurer of the Adviser since its inception in June 2013. Prior to and concurrent with his services to USCF and the Adviser, from January 1999 to January 2013, Mr. Ngim served as a Managing Director for Ameristock Corporation, a California-based investment adviser, which he co-founded in March 1995, and was Co-Portfolio Manager of Ameristock Mutual Fund, Inc. from January 2000 to January 2013. In addition to the Fund, Mr. Ngim also served or is serving as portfolio manager of the Stock Split Index Fund (from September 2014 through September 2017), the USCF Restaurant Leaders Fund (from

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November 2016 through September 2017), USCF SummerHaven SHPEI Index Fund (November 2017 through October 2020), USCF SummerHaven SHPEN Index Fund (November 2017 through May 2020), the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (May 2018 through present), the USCF Sustainable Battery Metals Strategy Fund (February 2023 through present), the USCF Sustainable Commodity Strategy Fund (August 2023 through present), and the USCF Energy Commodity Strategy Absolute Return Fund (May 2023 through present), each of which was or is a series of USCF ETF Trust. Mr. Ngim has also served as a Management Trustee of USCF ETF Trust from August 2014 through the present and of the USCF Mutual Funds Trust from October 2016 through the present. Mr. Ngim served as the portfolio manager of the USCF Commodity Strategy Fund, a series of USCF Mutual Funds Trust, from its inception in 2017 through March 2019. Mr. Ngim has been a principal listed with the CFTC and NFA of USCF since November 2005 and of the Adviser since January 2017. Mr. Ngim earned his B.A. from the University of California at Berkeley.

Darius Coby is a portfolio manager for the Adviser. In addition to serving as portfolio manager of the Fund, he serves as portfolio manager of the USCF Sustainable Battery Metals Strategy Fund (February 2023 through present), USCF Sustainable Commodity Strategy Fund (August 2023 through present) and the USCF Energy Commodity Strategy Absolute Return Fund (May 2023 through present), each a series of the USCF ETF Trust. He also serves as the Director of Operations of USCF since March 2022 and oversees the technical operations of all USCF products including trading. Mr. Coby joined USCF in February 2015 and prior to joining USCF, he was the Customer Service Manager for Mechanics Bank.

Seth Lancaster is a portfolio manager for the Adviser. In addition to serving as portfolio manager for the Fund, he serves as portfolio manager of the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (July 2022 through present), the USCF Sustainable Battery Metals Strategy Fund (February 2023 through present), the USCF Sustainable Commodity Strategy Fund (August 2023 through present), and the USCF Energy Commodity Strategy Absolute Return Fund (May 2023 through present), each a series of the USCF ETF Trust. Prior to joining the Adviser in June 2022, Mr. Lancaster worked as Team Lead of ETF Portfolio Management Analysts for Invesco, an investment manager that manages a broad suite of exchange-traded funds and products, from May 2016 to May 2022. From June 2013 to April 2016, Mr. Lancaster worked as a Senior Analyst at Performance Trust Capital Partners LLC, a full-service investment bank. Mr. Lancaster obtained his M.B.A. from Elmhurst College in 2016 and his B.A. in Financial Economics from Capital University in 2012.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Fund.

OTHER SERVICE PROVIDERS

Fund Administrator, Custodian, and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”), located at 240 Greenwich Street, New York, New York 10286, serves as the Fund’s administrator, custodian, and transfer agent.

Under a fund administration and accounting agreement, BNY Mellon serves as administrator for the Fund and provides necessary valuation and computation accounting services, financial reporting services, tax services, fund administration services, and regulatory administration services for the Fund.

Distributor

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Trust and the Fund.

Legal Counsel

Eversheds Sutherland (US) LLP, 700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980, serves as legal counsel to the Trust and the Fund.

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Management of the Subsidiary

The Subsidiary is wholly-owned by the Fund. The Subsidiary is an exempted company incorporated under the laws of the Cayman Islands and overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and shares in the Subsidiary will not be sold or offered to other investors. The Adviser serves as the investment adviser of the Subsidiary. The Fund and the Subsidiary are jointly managed by the Adviser to comply with the compliance policies and procedures of the Fund.

The Fund and the Subsidiary are jointly managed by the Adviser to comply with the compliance policies and procedures of the Fund. As a result, in managing the Fund’s and the Subsidiary’s portfolios, the Adviser will comply with the investment policies and restrictions that apply to the management of the Fund.

The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. Nonetheless, the Fund wholly-owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary would take action contrary to the interests of the Fund and its shareholders.

The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary’s principal investment strategies and principal risks are identical to the Fund’s principal investment strategies and principal risks. Both the Fund and the Subsidiary comply with the provisions of the 1940 Act relating to affiliated transactions and custody.

The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures and makes periodic reports to the Board regarding the Subsidiary’s compliance therewith. In addition, the Subsidiary is a commodity pool, like the Fund, and the Adviser is the commodity pool operator of the Subsidiary, as well as the Fund. BNY Mellon serves as the custodian, administrator, and accountant for the Subsidiary.

CYBERSECURITY RISK

The Trust and its service providers depend heavily upon computer systems to perform necessary business functions. As such, the Trust and its service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. While the Trust and its service providers engage in actions to maintain cybersecurity and mitigate the risks associated cybersecurity breaches, there is no guarantee that the Trust or its service providers will successfully prevent cybersecurity breaches or that cybersecurity breaches or threats will not interrupt the Trust’s operations, result in increased costs to the Trust, or negatively affect you or your investment in the Fund.

A breach in cybersecurity refers to both intentional and unintentional events that may cause the Trust or its service providers to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, or various other forms of cyber-attacks. A breach in cybersecurity may also include or result from a natural catastrophe, industrial accident, failure of disaster recovery systems, or employee error. Breaches in cybersecurity may become particularly acute if they affect electronic data processing; affect transmission, storage, or retrieval systems; or impact the availability, integrity, or confidentiality of data. Despite the implementation of security measures, computer systems, networks, and data related to the Trust’s operations, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering.

Cybersecurity breaches may interfere with the processing of transactions, impact the Trust’s ability to calculate its NAVs, cause the release of private information or confidential business information, impede trading, cause the Trust to incur costs associated with mitigation or remediation, subject the Trust to regulatory fines or financial losses, and/or cause customer dissatisfaction or reputational harm to the Trust. The Trust may also incur additional costs to increase cybersecurity. Similar types of cybersecurity risks are also present for issuers of securities in which the Trust may invest, which could result in material adverse consequences for such issuers and may cause the Trust’s investments to lose value.

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ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES

Trading Fund Shares

Most investors will buy and sell shares of the Fund through brokers on the secondary market. Shares of the Fund trade on NYSE Arca and elsewhere during the trading day and can be bought and sold throughout the trading day like other publicly-traded securities. When buying or selling shares through a broker, investors will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Shares of the Fund trade under the trading symbol “ALUM”.

Transaction Fees on Creation and Redemption Transactions

Authorized Participants are required to pay a transaction fee to compensate the Fund for brokerage and transaction expenses when purchasing or redeeming Creation Units. The transaction fee is charged to the Authorized Participant on the day such Authorized Participant purchases or redeems a Creation Unit. The Fund reserves the right to waive transaction fees if doing so is in the best interest of the Fund.

The following table shows the transaction fee and maximum additional charges for creations and redemptions by Authorized Participants (as described above):

Creation Unit Size	Standard Creation/ Redemption Transaction Fee
25,000	$250

SHARE TRADING PRICES

Transactions in the Fund’s shares will be priced at NAV only for Authorized Participants transacting in Creation Units. All other investors buy and sell shares of the Fund through brokers at prices established throughout the day in the secondary market. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions, and other factors. Accordingly, the price most investors pay or receive when they buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

DETERMINATION OF NET ASSET VALUE

The NAV of the Fund’s shares is calculated each day the national securities exchanges are open for trading as of the close of regular trading on NYSE Arca, generally 4:00 p.m. New York time. If regular trading on NYSE Arca closes earlier than 4:00 p.m. New York time on a given day, the NAV of the Fund’s shares will be calculated as of that earlier time. The time as of which the Fund calculates its NAV is referred to as the “NAV Calculation Time”. NAV per share is calculated by dividing the Fund’s net assets by the number of the Fund’s outstanding shares.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Debt obligations with maturities of 60 days or less are valued at amortized cost.

Fair value pricing is used by the Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event, occurring after the close of the market in which a security trades but before the Fund’s next NAV Calculation Time, that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Pursuant to Rule 2a-5, the Board, including a majority of Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act, designated the Adviser to perform fair value determinations and act as “valuation designee.” As valuation designee, the Adviser must (i) periodically assess and manage valuation risks; (ii) establish and apply fair value methodologies; (iii) test fair value methodologies; (iv) oversee and evaluate independent pricing services; (v) provide the Board with the reporting required under Rule 2a-5; and (vi) maintain records as required under Rule 31a-4 under the 1940 Act.

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The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares every Business Day. The value of the Subsidiary’s shares will fluctuate with the value of its portfolio investments. The Subsidiary uses the same methodologies described above to price its shares.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of the Fund’s shares have traded at a premium or discount to the Fund’s NAV for the most recently completed calendar year and the completed calendar quarters thereafter will be available without charge at www.uscfinvestments.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay out dividends, if any, on an annual basis. The Fund intends to distribute its net realized capital gains, if any, to investors annually. The Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

BOOK ENTRY

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

DELIVERY OF SHAREHOLDER DOCUMENTS – HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

FREQUENT TRADING

Shares of the Fund may be purchased and redeemed directly from the Fund only in Creation Units by Authorized Participants. The vast majority of trading in the Fund’s shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent trading. Cash purchases and redemptions of Creation Units can result in disruption of portfolio management, dilution to the Fund and increased transaction costs, all of which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may become magnified as the frequency of cash purchases and redemptions of Creation Units by Authorized Participants increases. However, direct trading by Authorized Participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential negative consequences, the Fund employs fair valuation pricing and imposes transaction fees on Creation Unit transactions to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, if in the discretion of the Adviser, it is determined to be necessary or appropriate, the Adviser will monitor trades by Authorized Participants for patterns of abusive trading, and in such case, the Fund reserves the right to not accept orders from Authorized Participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise not in the best interests of the Fund.

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The Fund does not impose restrictions on, or monitor for, frequent trading activity in the secondary market. In determining not to restrict the frequency of purchases or sales, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders and (b) any attempts to market time by the Fund’s shareholders would result in negative impact to the Fund or its shareholders.

INVESTMENTS BY REGISTERED INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies (and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act), including shares of the Fund. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive rule (Rule 12d1-4), including that any such investment company enter into an agreement with the Fund.

TAX INFORMATION

The following is a summary of certain U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have tax implications. Please consult your tax advisor about the tax consequences of an investment in Fund shares, including the possible application of U.S. federal estate and gift tax and foreign, state, and local tax laws, in light of your unique circumstances. Additional tax information is contained in the SAI, which is incorporated herein and made a part of this Prospectus.

The Fund intends to qualify each year for treatment as a RIC. To qualify as a RIC, the Fund must meet a number of requirements, including requirements as to the source of its income and the diversification of its assets. If the Fund meets those requirements, as well as certain minimum distribution requirements, the Fund will not subject to U.S. federal income tax on income and gains from investments that are timely distributed to shareholders. If the Fund fails to qualify as a RIC or to meet minimum distribution requirements (and assuming certain relief provisions were not available), the Fund would be subject to U.S. federal income tax on income derived by the Fund at corporate rates.

If the Fund fails to qualify as a RIC or fails to satisfy the distribution requirement for any taxable year and certain reasonable cause and de minimis exceptions are inapplicable, the Fund will be subject to U.S. federal income tax at corporate rates on its taxable income (even if such income were distributed to its shareholders). In such a case, all distributions of the Fund’s earnings and profits will be taxed to you as dividend income, which, in general and subject to limitations under the Code, will constitute qualified dividend income in the case of individual shareholders and would be eligible for the dividends received deduction in the case of a corporate shareholder. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities that they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

Subject to the discussion below in “Tax Information about Investments in Commodities and the Subsidiary,” the Fund intends to treat any income it may derive from the Subsidiary as “qualifying income” for RIC source-of-income purposes. The remainder of this summary assumes that the Fund will qualify as a RIC and meet the minimum distribution requirements.

Unless you make your investment in shares through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences of the Fund making distributions or you selling shares. If you hold your investment in shares through a tax-exempt entity or tax-deferred retirement account, you should consult your own tax adviser to determine the tax consequences to you of an investment in the Fund’s shares.

Taxes on Dividends and Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income to the extent of the Fund’s current and accumulated earnings and profits. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated such gains, rather than how long you owned your Fund shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of realized net long-term capital gain over realized net short-term capital loss) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to the Fund’s Shareholders as long-term capital gains. For noncorporate shareholders, long-term capital gains are generally subject to tax at reduced rates. Distributions of short-term capital gain will be taxable to the Fund’s shareholders as

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ordinary income. Distributions of investment income properly reported by the Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at rates applicable to long-term capital gains, provided holding periods and other requirements are met by the Fund and by you. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a non-taxable return of capital to the extent of a shareholder’s adjusted tax basis in the shares, and thereafter, as gain from the sale of shares. A shareholder’s adjusted tax basis in its shares will be reduced (but not below zero) by the amount of any distribution treated as a non-taxable return of capital.

In general, distributions are subject to U.S. federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).

Distributions (other than Capital Gain Dividends or dividends properly reported by us as interest-related dividends or short-term capital gain dividends) paid to individual shareholders that are neither citizens nor residents of the United States or to non-U.S. entities (excluding pass-through entities or arrangements) will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies.

The Fund (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally is required to backup withhold and remit to the U.S. Department of the Treasury a percentage of the distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct U.S. taxpayer identification number, who was notified by the IRS that such shareholder has under-reported dividend or interest income, or who fails to certify that such shareholder is not subject to such withholding.

Taxes When Fund Shares are Sold

Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent that Capital Gain Dividends were paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

Tax Information about Investments in Commodities and the Subsidiary

Income from commodities is generally not qualifying income for purposes of the RIC source-of-income requirements, and the IRS issued a revenue ruling indicating that certain direct investments in commodity-linked derivatives would not produce qualifying income for purposes of the RIC source-of-income requirements. The IRS subsequently issued a revenue ruling and several private letter rulings in which it concluded that certain commodity-linked notes and other commodity-linked derivatives qualifying as securities and certain investments in foreign subsidiaries holding commodity-linked derivatives would produce qualifying income for purposes of satisfying the RIC source-of-income requirements. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund expects that the Subsidiary will be treated as a CFC, and that the Fund will be required to include certain income of the Subsidiary in its taxable income each taxable year regardless of whether or not the Subsidiary distributes such income. The Code provides that the income inclusion from a CFC will be treated as qualifying income for purposes of the RIC source-of-income requirements if the CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income. The IRS and the U.S. Department of the Treasury issued final regulations consistent with the private letter rulings discussed above, concluding that even if a CFC does not make a current distribution of its income, the income inclusion from a CFC will nonetheless be treated as qualifying income for purposes of the RIC source-of-income requirements as long as it was derived with respect to the RIC’s business of investing in stock, securities, or currencies. As a result, the Fund anticipates that its income inclusion from the Subsidiary will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Should the IRS issue guidance (which could be applied to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investment in the Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy or cause the Fund to fail to qualify as a RIC.

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In addition, to maintain its qualification as a RIC, the Fund intends to limit its investment in the Subsidiary so that it does not constitute more than 25% of its total assets as of the end of any quarter. The Fund also intends to limit its investments in other commodity-linked derivatives in an effort to maintain its qualification as a RIC.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund or its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns. There remains a risk that the tax treatment of derivative instruments, such as commodity-linked notes, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

The Government of the Cayman Islands will not, under existing legislation, impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax upon the Subsidiary or its shareholder(s). The Cayman Islands are not party to a double tax treaty with any country that is applicable to any payments made to or by the Subsidiary.

Additional Medicare Tax

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the 3.8% Medicare contribution tax applicable to certain individuals, estates, and trusts.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between (i) the sum of the fair market value of the Creation Units at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the Authorized Participant’s aggregate adjusted tax basis in the securities surrendered and any amount of cash paid. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between (i) the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Units and (ii) the Authorized Participant’s adjusted tax basis in the Creation Units. The IRS, however, may assert that a loss that is realized by an Authorized Participant upon an exchange of securities for shares cannot be currently deducted under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax adviser with respect to the tax treatment of any creation or redemption transaction.

ADDITIONAL NOTICES

Shares of the Fund are not sponsored, endorsed, or promoted by NYSE Arca. NYSE Arca has no obligation or liability to owners of the Fund’s shares in connection with the administration, marketing, or trading of Fund shares. NYSE Arca is not responsible for and has not participated in the determination or calculation of the equation by which Fund shares are redeemable.

The Adviser and the Fund make no representation or warranty, express or implied, to the owners of Fund shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

FINANCIAL HIGHLIGHTS

The Fund is newly organized and therefore has not yet had any operations as of the date of this Prospectus.

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USCF ADVISERS LLC

USCF ETF TRUST

PRIVACY POLICY

Effective Date: January 1, 2020

Last Updated: September 16, 2021

Introduction

This document sets forth the Privacy Policy of USCF Advisers LLC (the “Company”), and the USCF ETF Trust (the “Trust”), and each series of the Trust (individually, a “Fund” and together, the “Funds”) relating to the collection, maintenance and use of nonpublic personal information about the Funds’ investors, as required under federal legislation. The Company is an investment adviser registered with the Securities and Exchange Commission and a commodity pool operator registered with the Commodity Futures Trading Commission. This privacy policy applies to the nonpublic personal information of Fund investors who are individuals and who obtain financial products or services primarily for personal, family or household purposes.

Collection of Investor Information

In the course of doing business with Fund shareholders, the Company and the Trust may collect or have access to nonpublic personal information about Fund shareholders. “Nonpublic personal information” is personally identifiable financial information about Fund shareholders. For example, it includes Fund shareholders’ social security numbers, account balances, bank account information and investors’ holdings and transactions in shares of the Funds.

The Company and the Trust may collect this information from the following sources:

•	Information about shareholder transactions with us and our service providers, or others;
•	Information we receive from consumer reporting agencies (including credit bureaus); and
•	Information we may receive from shareholders.

Disclosure of Nonpublic Personal Information

The Company and the Trust do not sell or rent investor information of the Funds. The Company and the Trust only disclose nonpublic personal information collected about Fund investors as permitted by law. For example, the Company and the Trust may disclose nonpublic personal information about Fund investors:

•	To companies that act as service providers in connection with the administration and servicing of the Funds, which may include attorneys, accountants, auditors and other professionals; maintain shareholder accounts, and in connection with the servicing or processing of transactions of the Trust or the Funds;
•	To government entities, in response to subpoenas, court orders, judicial process or to comply with laws or regulations;
•	To protect against fraud, unauthorized transactions (such as money laundering), claims or other liabilities, or to collect unpaid debts; and
•	When shareholders direct us to do so or consent to the disclosure, including authorization to disclose such information to persons acting in a fiduciary or representative capacity on behalf of the investor.

Fund investors have no right to opt out of the disclosure by the Company or the Trust of non-public personal information under the circumstances described above.

Protection of Investor Information

The Company and the Trust hold Fund investor information in the strictest confidence. Accordingly, the Company’s policy is to require that all employees, financial professionals and companies providing services on its behalf keep client information confidential. In addition, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law.

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The Company and the Trust maintain safeguards that comply with federal standards to protect Fund investor information. The Company restricts access to the personal and account information of investors to those employees who need to know that information in the course of their job responsibilities. Third parties with whom the Company and the Trust share Fund investor information must agree to follow appropriate standards of security and confidentiality, which includes safeguarding such information physically, electronically and procedurally.

The privacy policy of the Company and the Trust applies to both current and former Fund investors. The Company and the Trust will only disclose nonpublic personal information about a former Fund investor to the same extent as for a current Fund investor.

Your California Privacy Rights

If you are a California resident, California law provides you with specific rights regarding your personal information, including the right to request that we disclose certain information to you about the collection and use of your personal information over the past 12 months; the right to request that we delete any of your personal information that we have collected from you, subject to certain exceptions; and the right to opt-out of the “sale” of your personal information, as defined by California law. To make such a request, contact us at 1-800-920-0259 or www.uscfinvestments.com. Please note that we are only required to respond to two such requests per customer each year.

You also have the right not to be discriminated against if you exercise any of your rights under California privacy law.

The Company may have collected the following categories of personal information of California residents in the past 12 months:

•	Identifiers such as a name, Internet Protocol address, email address, or other similar identifiers.
•	Categories of personal information described in subdivision (e) of California Civil Code Section 1798.80.
•	Commercial information, including records of sales or purchases.
•	Internet or other electronic network activity information.
•	Geolocation data.
•	Professional or employment-related information.

Please note that these rights do not apply to personal information collected, processed, sold, or disclosed pursuant to the federal Gramm-Leach-Bliley Act and implementing regulations. Please review the privacy notices in the Appendix below for more information about how we collect, process, sell, and disclose personal information pursuant to these laws and regulations.

This information is collected and used for the purposes disclosed in this Privacy Policy. The Company has not sold personal information of California residents in the past 12 months. The Company may have disclosed any of the above categories of personal information pursuant to an individual’s consent or under a written contract with a service provider for a business purpose in the past 12 months.

Changes to Privacy Policy

The Company and the Trust may modify or amend this privacy policy from time to time. The Company will indicate the date when it was most recently updated and its effective date. If there are changes to the privacy policy in the future, a revised privacy policy with those changes will be communicated through an appropriate channel to Fund investors as long as they continue to be Fund investors.

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USCF ADVISERS LLC

USCF ETF TRUST

Privacy Notice

Rev. Sept. 2021

FACTS	WHAT DO USCF ADVISERS LLC (THE “COMPANY”) AND THE USCF ETF TRUST (THE “ETF TRUST”) DO WITH PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•     Social Security number

•     account balances

•     account transactions

•     transaction history

•     wire transfer instructions

•     checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Company and the ETF Trust choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or to report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions? Call 1-800-920-0259 or go to www.uscfinvestments.com

USCF ADVISERS LLC

USCF ETF TRUST

Privacy Notice

What we do
How do the Company and the ETF Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Company and the ETF Trust collect my personal information?

We collect your personal information, for example, when you

■     open an account

■     provide account information

■     give us your contact information

■     make a wire transfer

■     tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes

■     information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

■ Our affiliates include companies which are subsidiaries of USCF Investments, Inc., such as United States Commodity Funds LLC.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ The Company and the ETF Trust do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Company and the ETF Trust do not conduct joint marketing.

USCF ETF Trust

The SAI provides additional detailed information about the Fund. The Trust has electronically filed the SAI with the SEC. It is incorporated by reference into this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as applicable.

To make shareholder inquiries, for more detailed information about the Fund, or to request the SAI or annual or semi-annual shareholder reports, as applicable, free of charge, please:

Call: 1-800-920-0259

Monday through Friday

8:30 a.m. – 6:00 p.m. (Eastern Time)

Write: USCF ETF Trust

c/o ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

Visit: www.uscfinvestments.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

USCF ETF Trust

1850 Mt. Diablo Blvd., Suite 640

Walnut Creek, CA 94596

The Fund is distributed by

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

USCF Advisers® is a registered mark of United States Commodity Funds LLC

Investment Company Act File No. 811-22930

Statement of Additional Information

USCF Aluminum Strategy Fund (ALUM)

September 29, 2023

USCF ETF TRUST

* Principal U.S. Listing Exchange: NYSE Arca, Inc.

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the current Prospectus (the “Prospectus”) for the USCF Aluminum Strategy Fund (the “Fund”), a series of USCF ETF Trust (the “Trust”). A copy of the Prospectus may be obtained, without charge, by calling 1-800-920-0259 or visiting www.uscfinvestments.com, or writing to the Trust, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer to sell securities.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Delaware statutory trust on November 8, 2013, and operates pursuant to an Amended and Restated Declaration of Trust dated June 16, 2014. The Trust is authorized to have multiple segregated series or portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of multiple series, and the Fund is a non-diversified series of the Trust. This SAI relates only to the Fund. Other series may be added to the Trust in the future. The shares of the Fund are referred to herein as “shares.” The offering of shares is registered under the Securities Act of 1933 (the “Securities Act”).

The Fund and its wholly-owned Cayman Islands Subsidiary, USCF Cayman Commodity 8 (the “Subsidiary”) are managed by USCF Advisers LLC (the “Adviser”). The Adviser has been registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) since July 1, 2014, and is a wholly-owned subsidiary of USCF Investments, Inc., formerly Wainwright Holdings, Inc. (“USCF Investments”). USCF Investments is a wholly-owned subsidiary of The Marygold Companies, Inc. (formerly Concierge Technologies, Inc.), a company publicly traded under the ticker symbol “MGLD” (“Marygold”). Mr. Nicholas Gerber, along with certain family members and certain other shareholders, own the majority of the shares in Marygold. USCF Investments continues to operate its business as a wholly-owned subsidiary of Marygold.

Shares trade on NYSE Arca, Inc. (the “Listing Exchange”) at a market price that may be below, at, or above the shares’ net asset value (“NAV”). The Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions. The Fund should not be relied upon as a complete investment program.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically, market makers or other broker-dealers) that have entered into an agreement with ALPS Distributors, Inc. (the “Distributor”) may purchase or redeem. Such institutions and large investors are referred to herein as “Authorized Participants.” The Fund generally offers, issues and redeems Creation Units in exchange for cash. The Fund reserves the right to permit or require Creation Units to be issued in-kind, in certain circumstances, although the Fund does not currently expect to do so. If in-kind creations are permitted or required, an investor must deposit a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit constituting a substantial replication of the securities included in the Fund (“Deposit Securities”) and an amount of cash (the “Cash Component”) computed as discussed below.

Creation Units are aggregations of stipulated “blocks” of shares, and each block is currently 25,000 shares. In the event of the liquidation of the Fund, the Fund may lower the number of shares in a Creation Unit.

The fiscal year end for the Fund is June 30.

EXCHANGE LISTING AND TRADING

There can be no assurance that the Fund will continue to meet the Listing Exchange’s requirements for listing shares. The Listing Exchange will consider the suspension of trading and delisting of the Fund’s shares if (i) following the initial 12-month period beginning at the commencement of trading, there are fewer than 50 beneficial owners of the Fund’s shares; (ii) the Fund fails to satisfy applicable continued listing requirements of the Listing Exchange; or (iii) such other event shall occur or condition exist that, in the opinion of the Listing Exchange, makes further trading on the Listing Exchange inadvisable.

As in the case of other stocks traded on the Listing Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Fund reserves the right to adjust the price levels of the shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The Fund’s investment objective is disclosed in the Prospectus. There can be no assurance that the Fund’s objective will be achieved. The investment objective of the Fund, and all other investment policies and practices of the Fund, other than the fundamental investment policies listed below, are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. Additional information about the Fund, its policies, and the investment instruments that it may hold, is provided below.

Fundamental Investment Policies

The investment restrictions set forth below have been adopted by the Board of Trustees (the “Board”) of the Trust as fundamental policies. These policies cannot be changed with respect to the Fund without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund. For purposes of the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of the vote of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the shares of the Fund.

If any percentage restriction described below is complied with at the time of investment, a later increase or decrease in percentage resulting from a change in the value will not constitute a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.

As a matter of fundamental policy, the Fund may not:

A.	Borrow money, except to the extent permitted by applicable law. To the extent that the Fund borrows money, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

B.	Make loans except as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

C.	Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with investments in other investment companies.

D.	Purchase, hold or deal in real estate, although the Fund may purchase and sell securities or other investments that are secured by real estate or invest in securities or other instruments issued by issuers that invest in real estate.

E.	Purchase or sell physical commodities except through its wholly-owned subsidiary, and to the maximum extent as permitted by the 1940 Act.

F.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief granted by the SEC.

G.	Purchase the securities of any issuer (excluding the U.S. Government or any of its agencies or instrumentalities), if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

As noted above, the Fund may not make loans except as permitted under the 1940 Act. Operating in compliance with provisions of the 1940 Act, such as Section 17 (Transactions of Certain Affiliated Persons and Underwriters) and Section 18 (Capital Structure) can inhibit the Fund’s ability to make loans.

Section 18 of the 1940 Act defines “senior security” and describes asset coverage requirements and permissible classes; such restrictions have been interpreted by the SEC Staff and subsequent rules and regulations have been issued.

INVESTMENT STRATEGIES AND RISKS

The Prospectus discloses the principal investment strategies and principal investment risks of the Fund. This section of the SAI provides additional information about the Fund’s investment strategies and its investment risks. The discussion below supplements, and should be read in conjunction with, the Prospectus.

Additional Information about Investment Strategies

Cayman Islands Subsidiary. Although the Fund may invest its assets directly in Aluminum Derivatives, the Fund primarily invests in Aluminum Derivatives indirectly by investing up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by the Adviser and has the same investment objective as the Fund. The assets of the Subsidiary are subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund, except that the Subsidiary may invest without limitation in Aluminum Derivatives. The Subsidiary may invest in certain investments that the Fund is restricted or limited from investing in directly. Investing in the Subsidiary will permit the Fund to have greater exposure to commodities markets while maintaining compliance with U.S. federal income tax requirements applicable to investment companies under the 1940 Act.

The Fund and the Subsidiary are each subject to regulation by the Commodity Futures Trading Commission (“CFTC”) as a commodity pool. The Adviser is registered as a commodity pool operator (“CPO”) of the Fund and the Subsidiary under the Commodity Exchange Act, as amended (“CEA”) and the rules and regulations promulgated thereunder, and therefore, is subject to the rules and regulations of the CFTC and the National Futures Association. The Adviser does not currently rely on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to the Fund.

The Subsidiary is not registered as an investment company under the 1940 Act, and is not subject to all the investor protections of the 1940 Act. However, the Fund will wholly-own and control the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or the Fund’s shareholders. The Board has oversight responsibility for the investment activities of the Fund, including the Fund’s investment in the Subsidiary and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary follows the same compliance policies and procedures as the Fund. The Fund and the Subsidiary test for compliance with certain investment restrictions and limitations on a consolidated basis. Changes in the laws of the Cayman Islands, under which the Subsidiary is incorporated, could result in the inability of the Fund to effect its desired investment strategy. In addition, changes in the tax laws in either the U.S. or the Cayman Islands might negatively impact the Fund and its investors.

The Cayman Islands currently does not impose any income, corporate or capital gains tax, or withholding tax, on the Subsidiary. If the laws of the Cayman Islands were changed and the Subsidiary were required to pay Cayman Islands taxes, this may impact the Fund’s return based upon the percentage of assets allocated to commodities at that time.

Unless specifically stated otherwise, to the extent that this SAI references securities, Aluminum Derivatives or other assets in which the Fund may invest or may not invest, or the Fund’s expectations, risks or obligations with respect to any such investments, the Subsidiary may or may not invest in those same assets and would have the same expectations and would be subject to the same risks and obligations.

Derivatives. The Fund may use derivative instruments as part of its investment strategies. Generally, derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include forward contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts and swap agreements. Derivatives may also include financial instruments such as reverse repurchase agreements and similar financial transactions if certain conditions are met. The Fund’s use of derivative instruments will be underpinned by investments in short-term, high-quality instruments, such as U.S. money market securities. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. The Fund may also take a short position through a derivative. Derivatives can be volatile and may involve significant risks.

Commodity Futures. The Fund invests in commodity futures contracts. A commodities futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, at a specified price, date, time and place. Commodity futures contracts are traded on futures exchanges that provide a central marketplace to negotiate and transact futures contracts, a clearing corporation to process trades, and a secondary market. Futures exchanges provide standardization with regards to certain key features such as expiry dates, contract sizes and terms and conditions of delivery. The clearinghouse of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

Commodity futures contract prices are generally comprised of the price of the relevant commodity as well as the costs of storing the physical commodity. Storage costs include (i) the time value of money invested in the physical commodity, (ii) plus the costs of storing the commodity, (iii) less any benefits of owning the physical commodity not obtained by the holder of a futures contract (the “convenience yield”).

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant (“FCM”) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. Additionally, when the Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities in an account with the FCM.

A futures contract held by the Fund is valued daily at the official settlement price on the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin may be calculated such that (i) both profits and losses on the contract are exchanged daily between the exchange and the Fund, or (ii) only the losses are realized daily, and profits are only realized at the end of the contract. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark to market its open futures positions.

As futures contracts near expiry, they are generally replaced with a later dated contract in a process known as “rolling”. This involves selling the contracts before they expire and purchasing similar contacts that have a later expiry date. Any difference between the price for the nearer delivery month contract and the price for distant month contract is known as a ‘roll yield’ and this can be either a positive amount or a negative amount. Futures contracts may be satisfied at expiry by delivery of the relevant commodity from one party to the other, however, the Fund is not permitted to take physical delivery of commodities.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so.

Commodity futures contracts may also be subject to additional risks that could negatively impact the value of the Fund’s investments, including: (i) storage costs, which may be reflected in the price of a commodities futures contract if it is physically settled; (ii) changes in the rate of inflation and reduced economic growth, which can impact the spot price of an underlying commodity; (iii) natural disasters, agricultural or livestock disease, war, geopolitical events, strikes, embargoes and tariffs, and other factors may have a significant impact on commodity prices and the value of the Fund’s investments in commodity futures contracts; and (iv) various dynamics in the commodities markets that could cause the Fund to purchase a commodity futures contract at a higher price than it otherwise would.

In addition, foreign futures exchanges may impose trading, settlement, and margin requirements that differ from those imposed by U.S. exchanges. Foreign futures contracts may not involve a clearing mechanism or related guarantees and, therefore, may be subject to a greater risk of loss than futures contracts traded in the United States. To the extent margin payments for a foreign futures contract are measured in a foreign currency, the foreign futures contract may also involve currency risk. Foreign futures exchanges have in the past, and may again in the future, suspend and/or cancel trades in derivatives contracts traded on those exchanges.

Options on Futures. The Fund may purchase and sell options on futures. An option on a futures contract possesses many of the same characteristics as options on securities and indexes. An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

The Fund also is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract, the current market value of the option and other futures positions held by the Fund.

Swaps. The Fund may enter into swaps and options to enter into swap agreements (called “swaptions”). Generally, swaps are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap may be negotiated bilaterally and traded over-the-counter between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap are those of a particular investment, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities or investments representing a particular index. Swaps can also be based on credit and other events.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. When the Fund enters into a cleared swap, it must deliver initial margin to the central counterparty (via the FCM). During the term of the swap agreement, a variation margin is required to be paid by the Fund or may be received by the Fund. Specifically, if the value of the Fund’s cleared swap declines, the Fund will be required to make variation margin payments to the FCM to settle the change in value. Conversely, if the market value of the Fund’s position increases, the FCM will make variation margin payments to the Fund’s account. At the conclusion of the term of the swap, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. Uncleared swaps are customarily documented using the International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of derivatives market participants that has developed standardized contracts for bilateral derivatives transactions. In the event that one party to an uncleared swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. During the term of an uncleared swap, the Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

A swaption generally is an over-the-counter option that gives the buyer of the option the right, but not the obligation, in return for payment of a premium to the seller, to enter into a previously negotiated swap, or to extend, terminate or otherwise modify the terms of an existing swap. The writer (seller) of a swaption receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap upon the exercise of the swaption by the buyer. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the swaption expire unexercised, plus any related transaction costs.

Treasuries. The Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations (“Treasuries”) and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Treasuries are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Money Market Instruments. The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis. The instruments in which the Fund may invest include: (1) short-term obligations issued by the U.S. government; (2) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (3) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by S&P Global, or, if unrated, of comparable quality as determined by the Adviser; and (4) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Repurchase Agreements. Repurchase agreements are instruments under which the Fund acquires ownership of a security, and the seller, a broker-dealer or a bank agrees to repurchase the security at a mutually agreed upon time and price. Repurchase agreements expose the Fund to the risk that the counterparty defaults on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement. In this circumstance, the Fund could lose money if the underlying instruments used as collateral lose their value before they can be sold. The Fund intends to enter into repurchase agreements that are cleared through the Fixed Income Clearing Corporation (“FICC”). In a FICC cleared transaction, the Fund would permit the seller’s obligation to be novated to FICC pursuant to an agreement between the Fund, FICC and the seller as a sponsoring member of FICC. In such case, the FICC would become the Fund’s counterparty. FICC acts as the common counterparty to all repurchase transactions that enter its netting system and guarantees that participants will receive their cash or securities collateral (as applicable) back at the close of the repurchase transaction. While this guarantee is intended to mitigate counterparty/credit risk that exists in the case of a bilateral repurchase transaction, the Fund is exposed to risk of delays or losses in the event of a bankruptcy or other default or nonperformance by FICC or the FICC sponsoring member through which the Fund acts in connection with such transactions.

Other Investment Companies and Pooled Investment Vehicles. The Fund may invest in securities of other investment companies, including registered investment companies that are ETFs. The Fund may also invest a portion of its assets in pooled investment vehicles other than registered investment companies. For example, some vehicles which are commonly referred to as “exchange traded funds” may not be registered investment companies because of the nature of their underlying investments. As a stockholder in an investment company or other pooled vehicle, the Fund will bear its ratable share of that investment company’s or vehicle’s expenses, and would remain subject to payment of the fund’s or vehicle’s advisory and administrative fees with respect to assets so invested.

The 1940 Act limits the extent to which the Fund may invest in other investment companies. Pursuant to Section 12(d)(1)(A), the Fund may invest in the securities of another investment company (the “acquired fund”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (1) more than 3% of the total outstanding voting stock of the acquired fund; (2) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (3) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. The limitations described above do not apply to investments in money market funds subject to certain conditions. The Fund may exceed certain limits set forth in Section 12(d)(1)(A) by relying on statutory exemptions, such as Section 12(d)(1)(F) and accompanying Rule 12d1-3, or by complying with Rule 12d1-4. Rule 12d1-4 permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1)(A), subject to certain conditions, including that the funds enter into a fund of funds investment agreement. Under the 1940 Act, private funds relying on Section 3(c)(1) and 3(c)(7) are subject to the 3% limitation on investments in registered funds, however, private funds are not permitted to rely on Rule 12d1-4 to invest beyond any of the Section 12(d)(1)(A) limitations that are applicable to them.

Exchange Traded Notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities that are based upon the performance of a market index and are issued by an underwriting bank. The value of an ETN will fluctuate as the value of the market index fluctuates, which can cause sudden and unpredictable changes in the value of the ETN. ETNs are subject to risk of default by the issuer and risk of downgrade of the issuer’s credit rating. ETNs are also exposed to illiquidity risk. There may be no willing purchaser or the issuer may restrict the redemption amount or its redemption date.

Exchange Traded Products (“ETPs”). In addition to ETNs, the Fund may invest in other ETPs. Through its positions in ETPs, the Fund will be subject to the risks associated with such ETP’s investments, including the possibility that the value of the securities or instruments held by or linked to an ETP could decrease. An ETP’s lack of liquidity can result in its value being more volatile than the underlying portfolio investment or reference asset/benchmark component. In addition, certain ETPs may hold common portfolio positions, thereby reducing any diversification benefits.

Additional Information about Investment Risks

An investment in the Fund should be made with an understanding that the value of the portfolio held by the Fund may fluctuate in accordance with changes in the market and other factors.

COVID-19 Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and was declared a global health emergency in March 2020 by the World Health Organization (“WHO”). In May 2023, the WHO declared that COVID-19 was an ongoing health issue, and no longer a public health emergency of international concern. Although no longer a public health emergency, the impacts of COVID-19 continue to be felt globally. COVID-19 resulted in numerous deaths, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines and the imposition of both local and more widespread “work from home” measures, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, actions taken by government and quasi-governmental authorities and regulators throughout the world in response to the COVID-19 pandemic, including significant fiscal and monetary policy changes, may continue to affect the value, volatility, pricing and liquidity of some securities or other assets, including those held by or invested in by the Fund. The effects of the COVID-19 pandemic may last for an extended period of time, and could result in significant and continued market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. The extent to which COVID-19 will continue to affect the Fund and the Fund’s service providers and portfolio investments will depend on future developments, which are highly uncertain and cannot be predicted.

Cybersecurity Risk. The Trust and its service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Trust to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cybersecurity breaches affecting the Trust or its service providers may adversely impact the Trust. For instance, cybersecurity breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Trust to regulatory fines or financial losses, and/or cause reputational damage. The Trust may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments to lose value.

Liquidity Risk. Trading opportunities are more limited for investments that are not widely held. This may make it more difficult to sell or buy an investment at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell an investment, sell other investments to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of investments may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell an investment at a desired time or price. If this happens, the Fund will be required to continue to hold the investment or keep the position open, and the Fund could incur losses.

Futures positions cannot always be liquidated at the desired price. It is difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. A market disruption or a foreign government taking political actions that disrupt the market for its currency, its crude oil production or exports, or another major export, can also make it difficult to liquidate a position. Because futures contracts, options and cleared and uncleared swaps, may be illiquid, the Fund’s investments in Aluminum Derivatives may be more difficult to liquidate at favorable prices in periods of illiquid markets and losses may be incurred during the period in which positions are being liquidated. The large size of the positions that the Fund may acquire increases the risk of illiquidity both by making its positions more difficult to liquidate and by potentially increasing losses while trying to do so.

Over-the-counter swap contracts that are not subject to clearing may be even less marketable than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, they are not transferable without the consent of the counterparty. These conditions make such contracts less liquid than standardized futures contracts traded on a commodities exchange and could adversely impact the Fund’s ability to realize the full value of such contracts. In addition, even if collateral is used to reduce counterparty credit risk, sudden changes in the value of over-the-counter swap contracts may leave a party open to financial risk due to a counterparty default since the collateral held may not cover a party’s exposure on the transaction in such situations.

Correlation Risk. To the extent that investors use the Fund as a means of indirectly investing in aluminum, there is a risk that the daily changes in NAV per share of the Fund will not closely track the daily changes in the spot price of aluminum. This could happen if the changes in the Fund’s NAV do not correlate closely with changes in the price of the futures contracts in which the Fund invests, or if the changes in the price of the futures contracts in which the Fund invests do not closely correlate with the changes in the cash or spot price of aluminum. The value of Aluminum Derivatives is typically based upon the price movements of aluminum or an economic variable linked to such price movements. Spot prices and futures prices for aluminum will vary depending upon expectations regarding market conditions. Both spot and futures prices of aluminum may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes, such as stocks, bonds and cash. This is a risk because if these correlations do not exist, then investors may not be able to use the Fund as a cost-effective way to indirectly invest in aluminum.

Futures Contracts and Position Limits Risk. Certain futures exchanges have established accountability levels and position limits on the maximum net long or net short futures contracts in commodities that any person or group of persons under common trading control (other than as a hedge, which is not applicable to the investments of the Fund or its Subsidiary) may hold, own or control. These levels and position limits apply to the futures contracts that the Fund or the Subsidiary invests in to meet its investment objective. In addition to accountability levels and position limits, certain futures exchanges also set daily price fluctuation limits on futures contracts. The daily price fluctuation limit established the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once that daily price fluctuation limit has been reached in a particular futures contract, no trades may be made at a price beyond that limit.

Interest Rate Risk. Rising interest rates may adversely affect the price of the securities held by the Fund. During periods of declining interest rates, the market price of debt securities generally rises, and the market price of equity securities that pay significant dividends or other income to holders may be similarly affected. Conversely, during periods of rising interest rates, the market price of such debt securities generally declines with the market price of equity securities that pay significant dividends or other income again similarly affected. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of issuers to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of such issuers. The Fund may be subject to a greater risk of rising interest rates as the Federal Reserve continues to increase interest rates after a period of historically low rates.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Prepayment and Call Risk. Debt securities, especially debt securities that are subject to “calls,” are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been “called” or “prepaid” will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as the Fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons. Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity. Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security’s issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.

Non-U.S. Investment Risk. The Fund may invest in Aluminum Derivatives traded on non-U.S. exchanges or enter into over-the-counter transactions with non-U.S. counterparties. Transactions on non-U.S. exchanges or with non-U.S. counterparties present greater risk to the extent that they are not subject to the same degree of regulation as their U.S. counterparts. Because certain of the Fund’s underlying investments trade in markets that are closed when the market in which the Fund’s shares are listed for trading is open, there may be changes between the investment’s last quote from the closed foreign market and the value of the investment during the Fund’s domestic trading day. This may result in differences between the market price of the Fund’s shares and the underlying value of the Fund’s shares.

Foreign markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the Fund’s assets are uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.

Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make investments traded in foreign markets more volatile than securities traded exclusively in the U.S. The Adviser attempts to manage currency risk by limiting the amount the Fund invests in investments denominated in a particular foreign currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Investing in currencies or investments denominated in a foreign currency entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund’s investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law.

Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting the Fund’s investments denominated in such country’s or region’s currency to additional risks.

European Related Risk. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities, securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the shares.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Short Selling Risk. A short sale by the Fund involves borrowing investments from a lender which are then sold in the open market. At a future date, the investments are repurchased by the Fund and returned to the lender. While the investments are borrowed, the proceeds from the sale are deposited with the lender and the Fund pays interest to the lender. If the value of the investments declines between the time that the Fund borrows the investments and the time it repurchases and returns the investments to the lender, the Fund makes a profit on the difference (less any interest the Fund is required to pay the lender). Short selling involves risk. There is no assurance that investments will decline in value during the period of the short sale and make a profit for the Fund. Investments sold short may instead appreciate in value creating a loss for the Fund. The Fund also may experience difficulties repurchasing and returning the borrowed investments if a liquid market for the securities does not exist. The lender may also recall borrowed investments at any time. The lender from whom the Fund has borrowed securities may go bankrupt and the Fund may lose the collateral it has deposited with the lender. The Fund will adhere to controls and limits that are intended to offset these risks by short selling only liquid securities and by limiting the amount of exposure for short sales.

RIC Qualification Risk. The Fund intends to elect to be treated as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to qualify for taxation as a RIC. To qualify for taxation as a RIC, the Fund must be certain source-of-income, asset-diversification, and minimum distributions requirements. If the Fund fails to qualify as a RIC, it could significantly reduce the amounts available for distribution from the Fund.

Change of Tax Law Risks. Tax laws are subject to change. Any changes in tax laws could impact an investor’s return from the Fund, the ability of the Fund to qualify as a RIC, or the ability of the Fund to meet its investment objectives.

MANAGEMENT

Board Responsibilities

The business of the Trust and each of its series is overseen by the Board in accordance with the Trust’s Declaration of Trust. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Fund. The day-to-day business of the Fund, including the day-to-day management of risk, is performed by the service providers of the Fund such as the Adviser, the Distributor, and the administrator. The Board is responsible for overseeing the Fund’s service providers and therefore, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks such as events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance, or reputation of the Trust or the Fund. The Board’s role in risk management oversight begins prior to the launch of a new series of the Trust, when the Board is first presented with information concerning the investment objective, strategies, and risks of the fund, and information about the fund’s adviser and/or sub-adviser, including investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the Board oversees the risk management of the fund, in part, by requesting and reviewing periodic reports from the Trust’s Chief Compliance Officer and the fund’s independent registered public accounting firm, and communicating with the fund’s service providers. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee of the Board, oversee efforts by management and service providers to manage the risks to which the Fund may be exposed.

Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the Fund’s service providers employ a variety of processes, procedures, and controls to identify risks relevant to the operations of the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business and, consequently, for managing the risks associated with that activity.

The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Fund and Subsidiary by the Adviser, and the Board receives information about those services at its meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the Advisory Agreement and Subsidiary Advisory Agreement with the Adviser, the Board receives detailed information from the Adviser. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s and Subsidiary’s investment restrictions and compliance with various policies and procedures of the Trust and with applicable securities regulations. The Board also reviews information about the Fund’s performance history and investments.

The Trust’s Chief Compliance Officer meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation, and other matters. Annually, the Fund’s independent registered public accounting firm reviews its audit of the financial statements of the Fund with the Audit Committee, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports that the Board receives, and the Board’s discussions with the service providers to the Trust, the Board may not be made aware of all the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management, but whose policies and methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s, including with respect to priorities, allocation of resources, and effectiveness. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust

Set forth below is the name, date of birth, position with the Trust, term of office, principal occupations and other directorships for a minimum of the last five years of each person currently serving as a member of the Board or as an executive officer of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

The Board is currently comprised of six Trustees, four of whom are “Independent Trustees” (as described below). The Chairman of the Board, Nicholas D. Gerber, and Mr. Stuart P. Crumbaugh are “interested persons” of the Trust, as that term is defined under Section 2(a)(19) of the 1940 Act, because of their affiliation with the Adviser. They are referred to herein as “Interested Trustees.” The Chairman’s role is to preside at all meetings of the Board and to act as liaison between the Trustees and the Adviser, counsel, and other service providers generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time.

Messrs. Thomas E. Gard, Jeremy Henderson, John D. Schwartz, and H. Abram Wilson, and their immediate family members, have no affiliation or business connection with the Adviser or the Distributor or any of their affiliated persons and do not own any stock or other securities issued by the Adviser or the Distributor. These Trustees are not interested persons of the Trust and are referred to herein as “Independent Trustees.” Mr. Henderson serves as the lead Independent Trustee. The lead Independent Trustee’s role is to preside at all meetings of the Independent Trustees and to act as liaison between the Independent Trustees and the Adviser, counsel, and other service providers generally between meetings. The lead Independent Trustee may also perform such other functions as may be delegated by the Board from time to time.

The Board has two standing committees, an Audit Committee and a Nominating Committee, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The chair for each Committee is responsible for running the Committee meetings, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of such Committee as set forth in its Board-approved charter.

The Board has determined that the foregoing leadership structure is appropriate given the specific characteristics and circumstances of the Trust and the Fund. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a majority of the Board, the assets under management of the Trust, the number of portfolios overseen by the Board, and the total number of Trustees on the Board.

Independent Trustees

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Thomas E. Gard Year of Birth: 1959	Independent Trustee	Since 2015	Partner of Armanino LLP 1995 - 2019; Member of Armanino Executive Committee from 2001 – 2015; Partner in Charge of Armanino LLP Audit Department from 2004-2013. Mr. Gard has been retired from 2019- present.	8	None

Jeremy Henderson Year of Birth: 1956	Independent Trustee	Since 2014	Chief Operating Officer, North Island LLC from 2017 – present; Retired from 2007 - 2017; Managing Director of Societe Generale from 1991-2007.	8	None

John D. Schwartz Year of Birth: 1968	Independent Trustee	Since 2014	President of Sam CLAR Office Furniture from 1996 - present.	8	None

H. Abram Wilson Year of Birth: 1946	Independent Trustee	Since 2014	San Ramon City, CA Council member from 1999 - 2011, including Mayor of San Ramon City, CA from 2002 - 2009. Mr. Wilson has been retired since 2011.	8	None

Interested Trustees and Officers of the Trust

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Nicholas D. Gerber(3) Year of Birth: 1962	Chairman and Trustee	Since 2014	Chairman of the Board of Directors of United States Commodity Funds LLC (“USCF”), which is the sponsor of a family of commodity pools whose shares are registered under the Securities Act of 1933 since 2005; President and Chief Executive Officer of USCF from 2005 - June 2015; Serves on Board of Managers of USCF Advisers LLC (“USCF Advisers”) since June 2014 and President and Chief Executive Officer of USCF Advisers from June 2014 - June 2015; Vice President of USCF from June 2015 to February 2023; Chief Executive Officer, President and Secretary of The Marygold Companies, Inc. (“Marygold”) since January 2015; CEO and a member of the Board of Directors of Marygold & Co., a subsidiary of Marygold, since November 2019; Executive Director and member of the Board of Directors of Marygold & Co. (UK) Limited, a newly formed subsidiary of Marygold from August 2021; Co-founded Ameristock Corporation in March 1995, a registered investment adviser under the Investment Advisers Act of 1940 from March 1995 until January 2013; and Portfolio Manager of the Ameristock Mutual Fund, Inc. a mutual fund registered under the 1940 Act, from August 1995 - January 2013.	8	Management Director of USCF from January 2015 to April 2023; Chairman of the Board of Marygold.

John P. Love Year of Birth: 1971	President (Principal Executive Officer)	Since 2015	Chief Executive Officer and President of USCF since June 2015 and Management Director of USCF since October 2016 and Chairman of the Board of Directors of USCF since 2019; Senior Portfolio Manager of USCF from March 2010 - June 2015; Portfolio Manager of USCF from April 2006 - March 2010; President of USCF Advisers since June 2015 and serves on Board of Managers of USCF Advisers since November 2016.	N/A	N/A

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Stuart P. Crumbaugh(3) Year of Birth: 1963	Chief Financial Officer (Principal Accounting and Principal Financial Officer), Treasurer and Trustee	CFO and Treasurer since May 2015; Secretary from May 2015 – October 2016; Independent Trustee of USCF ETF Trust from inception – February 2015 and Interested Trustee since February 2015	Chief Financial Officer of Marygold since December 2017; Treasurer and a member of the Board of Directors of Marygold & Co. since November 2019; Chief Financial Officer (Principal Accounting Officer), Treasurer and Secretary of USCF Advisers and USCF since June 2015 and May 2015, respectively; Treasurer and member of the Board of Directors of Marygold & Co. (UK) Limited, a newly formed subsidiary of Marygold from August 2021; Vice President Finance and Chief Financial Officer of Sikka Software Corporation from April 2014 - April 2015; Vice President, Corporate Controller and Treasurer of Auction.com, LLC from December 2012 - December 2013; Chief Financial Officer of IP Infusion Inc. from March 2011 - September 2012; Consultant from January 2010 - February 2011.	8	Management Director of USCF from April 2023.

Andrew F Ngim Year of Birth: 1960	Vice President, and Portfolio Manager	Vice President from December 2016 – present; Trustee from 2014 – February 2015 and May 2015 – September 2023; Secretary from October 2016 to May 2018	Co-founded USCF in 2005 and has served as a Management Director from May 2005 to April 2023 and Chief Operating Officer since August 2016; Portfolio Manager for the United States Commodity Index Funds Trust since January 2013; Treasurer of USCF from June 2005 - February 2012; Assistant Secretary and Assistant Treasurer of USCF Advisers since June 2013; Prior to and concurrent with his services to USCF, from January 1999 - January 2013, Mr. Ngim served as Managing Director for Ameristock Corporation which he co-founded in March 1995 and was Co-Portfolio manager of Ameristock Mutual Fund, Inc. from January 2000 - January 2013; Portfolio Manager for USCF ETF Trust since 2014.	N/A	Management Director of USCF from May 2005 to April 2023.

Kenneth Kalina c/o ACA Foreside 3 Canal Plaza, Suite 100 Portland, ME 04101 Year of Birth: 1959	Chief Compliance Officer and AML Officer	Chief Compliance Officer and AML Officer since 2022	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (June 2017 to present); Chief Compliance Officer, Henderson Global Funds (December 2005 to June 2017).	N/A	N/A

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Daphne G. Frydman Year of Birth: 1974	Chief Legal Officer; Secretary	Chief Legal Officer since May 2018; Secretary since 2021.	General Counsel of USCF and USCF Advisers since May 2018; Director of Compliance of USCF since May 2022; Deputy General Counsel of USCF from May 2016 - April 2018; Assistant Secretary from October 2016 – May 2018; Partner at Sutherland Asbill & Brennan LLP from January 2011 - April 2016; and counsel and associate at the same from 2009 - 2010 and from 2001 - 2008, respectively.	N/A	N/A

(1)	The address of each Trustee and officer, unless otherwise noted, is c/o USCF ETF Trust, 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596.
(2)	The Trustees and Officers serve until their successors are duly elected and qualified.
(3)	Messrs. Gerber and Crumbaugh are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with the Adviser.

Description of Standing Board Committees

Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation, and oversight of the Trust’s independent auditors, including the resolution of disagreements regarding financial reporting between Trust management and such independent auditors.

The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) oversee the quality and integrity of the Fund’s financial statements and the independent auditors thereof; (iii) oversee or, as appropriate, assist Board oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting, and independent audits; (iv) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence, and performance of the Trust’s independent auditors; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The Board has adopted a written charter for the Audit Committee. Each of the Independent Trustees serves on the Trust’s Audit Committee. Mr. Henderson is the chairperson of the Audit Committee. During the fiscal year ended June 30, 2023, the Audit Committee met five (5) times.

Nominating Committee. The Nominating Committee has been established to: (i) assist the Board in matters involving fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust, the Adviser, or the Distributor (as the term “interested persons” is defined in the 1940 Act); and (iii) advise the Board on ways to improve its effectiveness. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Prospectus and should be directed to the attention of the USCF ETF Trust Nominating Committee. The following Independent Trustees serve on the Trust’s Nominating Committee: Messrs. Gard, Wilson, and Schwartz. During the fiscal year ended June 30, 2023, the Nominating Committee did not meet.

Individual Trustee Qualifications

The Trust has concluded that the Trustees should serve on the Board because of their collective ability to review and understand information about the Trust and the Fund, to identify and request information that they deem relevant to the performance of their duties, to question management and service providers regarding the operation and administration of the Trust and the Fund, and to exercise their business judgment in a manner that serves the best interest of the Fund’s shareholders.

The Trust has also concluded that the Trustees should serve on the Board based on their individual experiences, qualifications, attributes, and skills. In concluding that Thomas E. Gard should serve as a Trustee, the Board considered his extensive accounting background, including the fact that he served as the partner-in-charge of Armanino LLP’s audit department for over 10 years. In concluding that Jeremy Henderson should serve as a Trustee, the Board considered his extensive business background, including the fact that he served as a managing director at Societe Generale for 16 years. In concluding that John D. Schwartz should serve as Trustee, the Board considered his extensive business background and the number of years for which he has served in a senior executive position. In concluding that H. Abram Wilson should serve as Trustee, the Board considered his past experience as a banker and federal funds trader and his role in serving on San Ramon’s finance committee. In concluding that Nicholas D. Gerber should serve as a Trustee, the Board considered his broad business experiences in the industry including: forming and managing investment companies and commodity pools, raising capital for such entities, and founding and managing non-finance related companies. In concluding that Stuart P. Crumbaugh should serve as a Trustee, the Board considered his background in accounting and finance, as well as his experience as an Independent Trustee of the Trust.

Trustees’ Ownership of Fund Shares

As of the date of this SAI, the Trustees owned the following amounts of securities in the Fund, and in all funds in the same family of investment companies as the Fund:

Name of Person, Position	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range Of Equity Securities In All Funds Overseen by the Trustee in Family of Investment Companies
Independent Trustees
Thomas E. Gard	None	None
Jeremy Henderson	None	None
John D. Schwartz	None	None
H. Abram Wilson	None	None
Interested Trustees
Nicholas D. Gerber	None	None
Stuart P. Crumbaugh	None	$10,001 - $50,000

Board Compensation

Currently, each Independent Trustee receives annual compensation of $25,000, with 1/3 of that amount being paid in the form of an annual retainer at the beginning of the year, and the remaining 2/3 paid in quarterly installments contingent on attendance at that quarter’s quarterly Board meeting. For each special Board Meeting, each Independent Trustee receives $500. The Chair of the Audit Committee receives an annual retainer of $500 at the beginning of the Trust’s fiscal year on July 1. In addition, the Independent Trustees are reimbursed for all reasonable travel expenses relating to their attendance at the Board Meetings. Trustee fees are paid by the Adviser as part of its unitary fee arrangement with the Fund.

The table below details the amount of compensation the Trustees received from the Adviser for service on the Board during the fiscal year ended June 30, 2023. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Person, Position	Aggregate Compensation from the Trust	Total Compensation from Fund Complex Paid to Trustees
Independent Trustees
Thomas E. Gard	$25,500	$25,500
Jeremy Henderson	$26,000	$26,000
John D. Schwartz	$25,500	$25,500
H. Abram Wilson	$25,500	$25,500
Interested Trustees
Nicholas D. Gerber	$0	$0
Stuart P. Crumbaugh	$0	$0
Andrew F Ngim*	$0	$0

*Mr. Ngim resigned from his position as Trustee effective September 8, 2023.

Code of Ethics

The Trust, the Adviser, and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES

The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, a summary of which is included in Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting records.

The Trust is required to disclose annually the Fund’s complete proxy voting records on Form N-PX during the most recent 12-month period ended June 30 and file it with the SEC no later than August 31 of each year. The Fund’s Form N-PX filing will be available at no charge upon request by calling 1-866-909-9473. It will also be available on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control. A shareholder who controls the Fund may be able to control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

The Fund is newly formed and did not have any shares outstanding as of the date of this SAI.

PORTFOLIO TURNOVER

Changes may be made in the Fund’s portfolio consistent with the investment objective and corresponding investment policies of the Fund when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio holdings for the fiscal year by (2) the monthly average of the value of portfolio holdings owned during the fiscal year. A 100% turnover rate would occur if all the holdings in the Fund’s portfolio holdings, with the exception of holdings whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

The Fund has not commenced operations as of the date of this SAI, so it does not have portfolio turnover rates to report.

MANAGEMENT SERVICES

The following information supplements and should be read in conjunction with the section of the Fund’s Prospectus entitled “Management.”

Adviser

The Adviser serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Trust pursuant to the investment advisory agreement between the Trust and the Adviser (the “Advisory Agreement”). The Adviser also serves as investment adviser to the Subsidiary and has overall responsibility for the management of the Subsidiary pursuant to an investment advisory agreement between the Subsidiary and the Adviser (the Subsidiary Advisory Agreement” and together with the Advisory Agreement, the “Advisory Agreements”).

Under the Advisory Agreements, the Adviser, subject to the supervision of the Board, provides an investment program for the Fund and the Subsidiary. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund and Subsidiary. The Adviser is responsible for the retention of sub-advisers to manage the investment of the Fund’s and/or Subsidiary’s assets in conformity with their respective investment policies if the Adviser does not provide these services directly. The Fund does not currently intend to retain a sub-adviser. The Adviser also arranges for the provision of distribution, transfer agency, custody, administration, and all other services necessary for the Fund and Subsidiary to operate.

In addition to providing advisory services, the Adviser also: (i) supervises all non-advisory operations of the Fund and Subsidiary; (ii) provides personnel to perform such executive, administrative, and clerical services as are reasonably necessary to provide effective administration of the Fund and the Subsidiary; (iii) arranges for (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of the Trust’s registration statement, and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the Fund’s and Subsidiary’s records; and (v) provides office space and all necessary office equipment and services.

The Advisory Agreements will continue in effect for an initial two year period, and then from year to year thereafter with respect to the Fund and Subsidiary provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the Independent Trustees of the Board, cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreements will terminate automatically if “assigned” (as defined in the 1940 Act). The Advisory Agreements are also terminable at any time without penalty by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser or by the Adviser on 60 days’ written notice to the Trust.

Advisory Fees

The Fund is newly formed and has not paid any advisory fees as of the date of this SAI. Pursuant to the Advisory Agreement, the Fund will pay the Adviser an annual unitary management fee based upon the Fund’s average daily net assets at the rate of 0.65%. In connection with the annual unitary management fee, the Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel. The Subsidiary does not pay a separate advisory fee to the Adviser.

Portfolio Managers

The persons primarily responsible for the day-to-day management of the Fund are Andrew F Ngim, Darius Coby, and Seth Lancaster.

The following table provides information about the other accounts for which the portfolio managers are primarily responsible. The reporting information is provided as of June 30, 2023.

	Andrew F Ngim	Darius Coby	Seth Lancaster
Registered Investment Companies
Number of Accounts	3	2	3
Total Assets (in millions)	$13.787	5.33	13.787
Number of Accounts Subject to a Performance Fee	0	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	0	0
Other Pooled Investment Vehicles
Number of Accounts	2	0	0
Total Assets (in millions)	$297.143	0	0
Number of Accounts Subject to a Performance Fee	0	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	0	0
Other Accounts
Number of Accounts	0	0	0
Total Assets (in millions)	$0	0	0
Number of Accounts Subject to Performance	0	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	0	0

Material Conflicts of Interest

Because the portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. Each portfolio manager may manage portfolios having substantially the same investment style as the Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to that of the Fund due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio manager may purchase or sell securities for one portfolio and not another portfolio, and the performance of securities purchased or sold for one portfolio may vary from the performance of securities purchased or sold for other portfolios.

A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are, or have the potential to be, higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for the portfolio manager does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio manager’s bonus and there is no formula that is applied to weight the factors listed (see “Compensation – The Adviser”). In addition, current trading practices do not allow the Adviser to intentionally favor one portfolio over another as trades are executed as trade orders are received. Portfolio rebalancing dates also generally vary from portfolio to portfolio.

Compensation

The Adviser compensates its portfolio management personnel through cash remuneration. The cash portion consists of market-based base salary and a year-end discretionary bonus. Base salary is determined by the employee’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. The discretionary cash component is driven by both individual performance and the performance of the firm overall, as measured by assets under management, revenues, and profitability.

Ownership of Securities

As of the date of this SAI, the portfolio managers do not own shares of the Fund.

OTHER SERVICE PROVIDERS

Administrator, Custodian, and Transfer Agent

Under the Fund Administration and Accounting Agreement (the “Administration Agreement”), the Bank of New York Mellon (“BNY Mellon”) serves as administrator for the Fund. BNY Mellon’s principal address is 240 Greenwich Street, New York, New York 10286. Under the Administration Agreement, BNY Mellon provides necessary valuation and computation accounting services, financial reporting services, tax services, fund administration services, and regulatory administration services for the Trust and the Fund.

As the administrator, BNY Mellon assists with the overall administration of the Trust and the Fund, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund.

BNY Mellon serves as custodian of the Fund’s assets. As the custodian, BNY Mellon has agreed to (1) make receipts and disbursements of money on behalf of the Fund; (2) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments; and (3) make periodic reports to the Fund concerning the Fund’s operations. BNY Mellon does not exercise any supervisory function over the purchase and sale of securities.

BNY Mellon serves as transfer agent and dividend paying agent for the Fund. As the transfer agent, BNY Mellon has agreed, among other duties, to (1) issue and redeem shares of the Fund; (2) make dividend and other distributions to shareholders of the Fund; (3) maintain shareholder accounts; (4) maintain certain books and records relating to, among other things, the issuance and redemption of fund shares, dividend records, and year-end tax statements and forms; and (5) make periodic reports to the Fund.

As compensation for the foregoing services, BNY Mellon receives certain out of pocket costs and asset based fees, which are accrued daily and paid monthly by the Adviser.

Distributor

ALPS Distributors, Inc., the Distributor, is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units.” The Distributor also acts as an agent for the Trust. The Distributor will deliver a prospectus to persons purchasing shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

As compensation for the foregoing services, the Distributor receives certain out of pocket costs and asset based fees, all of which are paid by the Adviser out of its own assets. The Distributor receives no compensation from the Trust.

The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Trust and the Fund. Cohen & Company, Ltd., performs the annual audit of the financial statements of the Fund; reviews the Fund’s U.S. federal, state, and excise tax returns; and advises the Fund on matters of accounting and U.S. federal and state income taxation.

Legal Counsel

Eversheds Sutherland (US) LLP, 700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980, serves as legal counsel to the Trust and the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions (which may be affiliates of the Adviser), and the negotiation of brokerage commissions. The Fund may execute brokerage or other agency transactions through registered broker-dealers who receive compensation for their services in conformity with the 1940 Act, the Exchange Act, and the rules and regulations thereunder. Compensation may also be paid in connection with riskless principal transactions (in NASDAQ or over-the-counter securities and securities listed on an exchange) and agency NASDAQ or over-the-counter transactions executed with an electronic communications network or an alternative trading system.

The Fund will give primary consideration to obtaining the most favorable prices and efficient executions of transactions in implementing trading policy. Consistent with this policy, when securities are traded on an exchange, the Fund’s policy will be to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Adviser believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund from obtaining a high quality of brokerage services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon their experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations will be necessarily subjective and imprecise, as in most cases an exact dollar figure appropriate for those services is not ascertainable.

The Adviser does not consider sales of shares by broker-dealers as a factor in the selection of broker-dealers to execute portfolio transactions.

As permitted by Section 28(e) of the Exchange Act, the Adviser may cause the Fund to pay a broker-dealer a commission for effecting a securities transaction for the Fund that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Adviser makes a good faith determination that the broker’s commission paid by the Fund is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s overall responsibilities to the Fund and its other investment advisory clients. The practice of using a portion of the Fund’s commission dollars to pay for brokerage and research services provided to the Adviser is sometimes referred to as “soft dollars.” Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Research products and services may include, but are not limited to, general economic, political, business, and market information and reviews; industry and company information and reviews; evaluations of securities and recommendations as to the purchase and sale of securities; financial data on a company or companies; performance and risk measuring services and analysis; stock price quotation services; computerized historical financial databases and related software; credit rating services; analysis of corporate responsibility issues; brokerage analysts’ earnings estimates; computerized links to current market data; software dedicated to research; and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics, and governmental representatives. Brokerage products and services assist in the execution, clearance, and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser from its own funds, and not by portfolio commissions paid by the Fund.

Research products and services provided to the Adviser by broker-dealers that effect securities transactions for the Fund may be used by the Adviser in servicing all of its accounts. Accordingly, not all of these services may be used by the Adviser in connection with the Fund. Some of these products and services are also available to the Adviser for cash, and some do not have an explicit cost or determinable value. The research received does not reduce the advisory fees paid to the Adviser for services provided to the Fund.

Brokerage Commissions Paid

The Fund has not yet commenced operations and, as a result, has no brokerage commissions to report.

DISCLOSURE OF PORTFOLIO HOLDINGS

Portfolio Disclosure Policy

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees, and agents of the Trust, including the Adviser. The Policy is designed to ensure that the disclosure of information about the Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Fund.

The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including the Fund’s website, www.uscfinvestments.com. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the Listing Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of each Fund.

The Distributor may make available portfolio holdings information to institutional market participants, including Authorized Participants and other entities that provide information services. This information typically reflects the Fund’s anticipated holdings on the following business day.

The Trust, Adviser, custodian, and Distributor will not disseminate non-public information concerning the Trust or the Fund. Daily access to the Fund’s portfolio holdings is permitted to personnel of the Adviser, the Distributor, the administrator, the custodian and the Trust’s other agents and service providers who have need of such information in connection with the ordinary course of their respective duties to the Fund. The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings.

The Fund discloses its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within sixty (60) days of the end of the quarter, and provides that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose the Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Board reviews the implementation of the Policy on a periodic basis.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and a registered investment company. The Trust was organized on November 8, 2013, and has authorized capital of an unlimited number of shares of beneficial interest, par value $0.001, which may be issued in more than one class or series.

Under Delaware law, the Trust is not required to hold an annual shareholder meeting if the 1940 Act does not require such a meeting. Generally, annual meetings of Trust shareholders will not be held. Meetings of Shareholders shall be called by the Secretary upon the written request of the holders of no less than 25% of the outstanding shares entitled to vote upon the matter requested. Such request shall state the purpose of such meeting and the matters proposed to be acted upon. Shareholders holding two-thirds of the outstanding shares of the Trust may remove a Trustee from office by votes cast at a meeting of Trust shareholders or by written consent.

All shares of the Trust are freely transferable; provided, however, that shares may not be redeemed individually, but only in Creation Units. The shares will not have preemptive rights or cumulative voting rights, and none of the shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that only shares of a particular series may be entitled to vote on a matter affecting that series. Trust shareholders are entitled to require the Trust to redeem Creation Units if such shareholders are Authorized Participants. The Declaration of Trust confers upon the Board the power, by resolution, to alter the number of shares constituting a Creation Unit or to specify that shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the Fund.

The Trust’s Declaration of Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification by the Trust for all loss and expense of the Fund’s shareholders held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would not be able to meet the Trust’s obligations, and this risk should be considered remote. If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

The Depository Trust Company (“DTC”) acts as securities depository for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, LLC (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows: Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost. The DTC Participants’ rules and policies are made publicly available through its website at: www.dtcc.com.

PURCHASE AND REDEMPTION OF CREATION UNITS

Creation

The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor at the NAV next determined after receipt, on any Business Day (as defined below), for an order received in proper form.

A “Business Day” is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day; Martin Luther King, Jr. Day; President’s Day (Washington’s Birthday); Good Friday; Memorial Day; Juneteenth National Independence Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. A Business Day closes at the time as of which the Fund calculates its NAV.

Deposit Cash. Creation Units of the Fund are issued for cash, calculated based on the NAV per Share multiplied by the number of Shares representing a Creation Unit (“Deposit Cash”), plus a transaction fee, as discussed below.

Fund Deposit. The Fund generally accepts only cash for the purchase of a Creation Unit. However, the Fund reserves the right to permit or require Creation Units to be issued in-kind, in certain circumstances, although it does not currently expect to do so. If the Fund permits an in-kind transaction, the consideration for purchase of a Creation Unit of shares consists of Deposit Securities constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and an amount of cash (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from the Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

BNY Mellon, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern Time), either the Deposit Cash amount or the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Deposit Cash amount or Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced Fund Deposit amount or composition of the Deposit Securities is made available.

Procedures for Creation of Creation Units. To be eligible to place orders for a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to purchase shares of the Fund directly from the Fund must be placed for one or more Creation Unit-sized aggregations of shares (25,000 in the case of the Fund). All orders for Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than 10:30 a.m. Eastern Time on a Business Day (the “Cut-off Time”) on the date such order is placed in order for the creation of the Creation Unit to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order for purchase or redemption of a Creation Unit is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders for Creation Units shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders for Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Cut-off Time on the Transmittal Date.

Orders for creation or redemption that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Cash or Deposit Securities and Cash Component.

Placement of Creation Orders and Redemption Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits or Deposit Cash, as applicable, made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Fund’s transfer agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order or redemption order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Cash (or the Deposit Securities and the Cash Component, if applicable) to the Trust, together with such additional information as may be required by the Distributor. An order for Creation Units made through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor no later than the Cut-off Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Acceptance of Orders for Creation Units. The Fund reserves the right to reject a creation order transmitted to it by the Distributor with respect to the Fund, for reasons including, but not limited to, (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Listing Exchange for that date by BNY Mellon, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor, and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, BNY Mellon, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits or Deposit Cash nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a creation transaction fee of $250. The Fund reserves the right to waive transaction fees, if doing so is in the best interest of the Fund.

The Fund may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

Redemption

For the Fund, shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and the Fund through BNY Mellon and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Unit-sized aggregations. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

The Fund will generally provide cash in exchange for a Creation Unit. If the Fund, elects to offer or require in kind redemptions, BNY Mellon, through the NSCC, will make available immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the designated portfolio of securities (“Fund Securities”) per each Creation Unit that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to creations of Creation Units.

In times when in kind redemptions are available or specified for the Fund, the redemption proceeds for a Creation Units generally consist of Fund Securities — as announced by BNY Mellon on the Business Day of the request for redemption received in proper form — plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee.” In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

Placement of Redemption Orders Using Clearing Process. For the Fund, orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by BNY Mellon not later than the Cut-off Time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after the Cut-off Time on the Transmittal Date will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite cash amount or the Fund Securities and the Cash Redemption Amount, as applicable, will be transferred by the second (2nd) NSCC Business Day following the date on which such request for redemption is deemed received.

Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a redemption transaction fee of $250 assessed per transaction. The Fund reserves the right to waive transaction fees, if doing so would be in the best interest of the Fund.

The Fund may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are effecting transactions in shares of the Fund, whether or not participating in the distribution of such shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to an ordinary secondary market transaction), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied if the Fund’s prospectus is made available upon request at the national securities exchange on which the shares of such fund trade. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to other transactions.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value.”

For the Fund, the NAV per share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined as of the close of the regular trading session on the Listing Exchange (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In computing the Fund’s NAV, the Fund’s portfolio securities are valued based on market quotations. When market quotations are not readily available for a portfolio security, the Fund must use such security’s fair value as determined in good faith in accordance with the Trust’s Fair Value Pricing Procedures, which are approved by the Board. Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Pursuant to Rule 2a-5, the Board, including a majority of Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act, designated the Adviser to perform fair value determinations and act as “valuation designee.” As valuation designee, the Adviser must (i) periodically assess and manage valuation risks; (ii) establish and apply fair value methodologies; (iii) test fair value methodologies; (iv) oversee and evaluate independent pricing services; (v) provide the Board with the reporting required under Rule 2a-5; and (vi) maintain records as required under Rule 31a-4 under the 1940 Act.

The value of the Fund’s portfolio securities is based on such securities’ closing price on local markets when available. If a portfolio security’s market price is not readily available or does not otherwise accurately reflect the fair value of such security, the portfolio security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of the Fund’s portfolio security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security is materially different than the value that could be realized upon the sale of such security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends and Distributions.”

Dividends from net investment income are declared and paid at least annually by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a “regulated investment company” (a “RIC”) or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

TAXATION

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of Fund shares. It is based upon the Code, the Treasury regulations promulgated thereunder, judicial authorities, and administrative rulings, published guidance and practices as in effect as of the date of this SAI, all of which are subject to change (possibly with retroactive effect), including the following information which also supplements and should be read in conjunction with the section in the Prospectus entitled “Tax Information.”

This discussion does not constitute a detailed explanation of all U.S. federal income tax aspects affecting the Trust or Fund shareholders and does not purport to deal with the U.S. federal income tax consequences that may be important to particular shareholders in light of their individual investment circumstances or to some types of shareholders subject to special tax rules, such as financial institutions; broker dealers; insurance companies; tax-exempt organizations; partnerships and pass-through entities; persons holding shares in connection with a hedging, straddle, conversion, or other integrated transaction; non-U.S. shareholders (as defined below) engaged in a trade or business in the United States and who hold shares in connection with such business (determined under applicable U.S. federal income tax laws); or persons who have ceased to be U.S. citizens or to be taxed as resident aliens or individual non-U.S. shareholders present in the United States for 183 days or more during a taxable year. This discussion also does not address any aspects of U.S. estate or gift tax or foreign, state, or local tax considerations. This discussion assumes that shareholders hold their shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No ruling has been or will be sought from the IRS regarding any matter discussed herein.

For purposes of this discussion, a “U.S. Shareholder” generally is a beneficial owner of Fund shares who is for U.S. federal income tax purposes:

•	An individual who is a citizen or resident of the United States;
•	A corporation or other entity treated as a corporation, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•	A trust if either (i) a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all its substantial decisions, or (ii) if the trust was in existence on August 20, 1996, it was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “Non-U.S. Shareholder” generally is a beneficial owner of Fund shares who is neither a U.S. Shareholder nor a partnership (or an entity or arrangement classified as a partnership for U.S. federal income tax purposes). Non-U.S. Shareholders that hold Fund shares as part of a U.S. trade or business should consult their own tax advisor as to the tax consequences of holding and disposing of Fund shares.

If a partnership, or other entity or arrangement treated as a partnership, for U.S. federal income tax purposes, holds Fund shares, the U.S. federal income tax treatment of the partnership and each partner generally depends on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A partnership (and any partner in such partnership) considering an investment in Fund shares should consult its own tax advisers regarding the U.S. federal income tax consequences of the acquisition, ownership, and disposition of shares by the partnership.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares will depend on the facts of his, her, or its particular situation. The Trust encourages investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal income, estate and gift tax laws; state, local, and foreign tax law; eligibility for the benefits of any applicable tax treaty; and the effect of any possible changes in the tax laws.

Tax Treatment of the Fund

Election to be Taxed as a RIC. The Fund intends to elect to be treated and qualify thereafter as a RIC under subchapter M of the Code.

Taxation as a RIC.

If a Fund:

•	qualifies as a RIC; and
•	satisfies the Annual Distribution Requirement,

then the Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it timely distributes (or is deemed to distribute) to shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to shareholders.

To qualify as a RIC, a Fund must, among other things:

•	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to the business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership,” or “QPTP,” hereinafter the “90% Gross Income Test;” and

•	diversify its holdings so that, at the end of each quarter of each taxable year:
o	at least 50% of the value of total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs, and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the RIC’s total assets and not more than 10% of the outstanding voting securities of such issuer, and
o	not more than 25% of the value of total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other RICs), the securities (other than securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs, hereinafter the “Diversification Tests.”

The Funds intend to distribute annually all or substantially all of such income. The Funds may choose to retain net capital gains for investment or any investment company taxable income, and pay the associated U.S. federal corporate income tax.

As a RIC, a Fund generally is not subject to U.S. federal income tax on investment company taxable income and net capital gains timely distributed to shareholders in any taxable year, if the Fund distributes an amount equal to at least the sum of (i) 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net realized short-term capital gains over net realized long-term capital losses, and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) 90% of its net tax-exempt interest income (which is the excess of gross tax-exempt interest income over certain disallowed deductions), or the “Annual Distribution Requirement.” Each Fund intends to distribute annually all or substantially all of such income. Generally, if a Fund fails to meet this Annual Distribution Requirement for any taxable year, the Fund will fail to qualify as a RIC for such taxable year. To the extent a Fund meets the Annual Distribution Requirement for a taxable year, but retains net capital gains for investment or any investment company taxable income, the Fund will be subject to U.S. federal income tax on such retained capital gains and investment company taxable income. The Fund may choose to retain net capital gains for investment or any investment company taxable income, and pay the associated U.S. federal corporate income tax.

U.S. Federal Excise Tax. The Fund will be subject to a nondeductible 4% U.S. federal excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year an amount equal to at least the sum of 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gain net income for the twelve months ended October 31 of such year, and (iii) any previously undistributed ordinary income or capital gain net income that the Fund recognized in preceding years, but were not distributed during such years, and on which the Fund did not pay any U.S. federal income tax. The Fund intends to make distributions necessary to avoid the 4% U.S. federal excise tax.

Failure to Maintain RIC Status. If the Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Code), the Fund will be subject to U.S. federal income tax imposed at corporate rates on all of its taxable income derived in that year, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions by the Fund to their shareholders generally will be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits and possibly eligible for (i) in the case of a non-corporate Fund shareholder, treatment as a qualifying dividend (as discussed below) taxable at the same maximum tax rates applicable to long-term capital gains or (ii) in the case of a corporate Fund shareholder, a dividends-received deduction.

Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain. If the Fund fails to qualify as a RIC for a period greater than two taxable years, in order to qualify as a RIC in a subsequent year the Fund may be subject to U.S. federal income tax imposed at corporate rates on any net built-in gains with respect to certain of the Fund assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) that the Fund elects to recognize on requalification or when recognized over the next five years.

Recognition of Income Prior to Receiving Cash. With respect to some or all of its investments, the Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if the Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include as interest income a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, the Fund may not be able to deduct a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling portfolio securities. The Fund may realize gains or losses from such sales, in which event the Fund’s shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Foreign Investments and Taxes. Investment income and gains received by the Fund from foreign investments may be subject to foreign withholding and other taxes, which could decrease the Fund’s return on those investments. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

Tax Information about Investments in Commodities and the Subsidiary

Income from commodities is generally not qualifying income for purposes of the RIC source-of-income requirements. Consistent with this general statement, the IRS issued a revenue ruling indicating that certain direct investments in commodity-linked derivatives would not produce qualifying income for purposes of the RIC source-of-income requirements. The IRS subsequently issued a revenue ruling and several private letter rulings in which it concluded that certain commodity-linked notes and other commodity-linked derivatives qualifying as securities and certain investments in foreign subsidiaries holding commodity-linked derivatives would produce qualifying income for purposes of the RIC source of income requirement.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation, or “CFC,” it may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or 10% or more of the total value of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, it will be required to include such distribution in its investment company taxable income regardless of whether it receives any actual distributions from such CFC, and it must distribute such income to satisfy the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax. Income inclusions from a CFC will be “good income” for purposes of the 90% Gross Income Test provided that they are derived in connection with the Fund’s business of investing in stocks and securities or the CFC distributes such income to the Fund in the same taxable year to which the income is included in the Fund’s income.

In addition, to maintain its qualification as a RIC, the Fund intends to limit its investment in its Subsidiary so that it does not constitute more than 25% of its total assets as of the end of any quarter. The Fund also intends to limit its investments in other commodity-linked derivatives in an effort to maintain its qualification as a RIC.

PFIC Investments. The Fund may purchase shares in a foreign corporation treated as a “passive foreign investment company” (or “PFIC”) for U.S. federal income tax purposes. As a result, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. This additional tax and interest may apply even if the Fund makes a distribution in an amount equal to any “excess distribution” or gain from the disposition of such shares as a taxable dividend by it to its shareholders.

In lieu of the increased income tax and deferred tax interest charges on excess distributions on and dispositions of a PFIC’s shares, the Fund can elect to treat the underlying PFIC as a “qualified electing fund,” provided that the PFIC agrees to provide the Fund with adequate information regarding its annual results and other aspects of its operations. With a “qualified electing fund” election in place, the Fund must include in its income each year its share (whether distributed or not) of the ordinary earnings and net capital gain of a PFIC.

In the alternative, the Fund can elect, under certain conditions, to mark-to-market at the end of each taxable year its PFIC shares. The Fund would recognize as ordinary income any increase in the value of the PFIC shares and as an ordinary loss (up to any prior income resulting from the mark-to-market election) any decrease in the value of the PFIC shares.

With a “mark-to-market” or “qualified electing fund” election in place on a PFIC, the Fund might be required to recognize in a year income in excess of its actual distributions on and proceeds from dispositions of the PFIC’s shares. Nonetheless, the Fund would be required to timely distribute such income to shareholders in order to satisfy the Annual Distribution Requirement and to eliminate its liability for corporate-level U.S. federal income tax and the 4% U.S. federal excise tax (described above).

Income inclusions from a qualified electing fund will be “good income” for purposes of the 90% Gross Income Test provided that they are derived in connection with the Fund’s business of investing in stocks and securities or the qualified electing fund distributes such income to the Fund in the same taxable year to which the income is included in the Fund’s income.

Foreign Currency Transactions. Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses, or other items denominated in a foreign currency and the time the Fund actually collects or pays such items are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Special or Uncertain Tax Consequences. The Fund’s investment or other activities could be subject to special and complex tax rules that may produce differing tax consequences, such as disallowing or limiting the use of losses or deductions (such as the “wash sale” rules), causing the recognition of income or gain without a corresponding receipt of cash, affecting the time as to when a purchase or sale of stock or securities is deemed to occur or altering the characterization of certain complex financial transactions. The Fund will monitor its investment activities for any adverse effects that may result from these special tax rules.

The Fund may engage in investment or other activities the treatment of which may not be clear or may be subject to recharacterization by the IRS. In particular, the treatment of swaps and other derivatives and income from foreign currency transactions is unclear for purposes of determining the Fund’s status as a RIC. If a final determination on the tax treatment of the Fund’s investment or other activities differs from the Fund’s original expectations, the final determination could adversely affect the Fund’s status as a RIC or the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell assets, alter its portfolio, or take other action in order to comply with the final determination.

Tax Treatment of U.S. Shareholders

Fund Distributions. In general, Fund distributions are subject to U.S. federal income tax when paid, regardless of whether they consist of cash or property or are re-invested in Fund shares. However, any Fund distribution declared in October, November, or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by the Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of the Fund’s investment company taxable income (i.e., net investment income and net short-term capital gains) are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses properly reported by the Fund as “capital gain dividends” are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of the Fund shareholder’s holding period in the Fund’s shares.

“Qualified dividend income” received by an individual is taxed at the rates applicable to net capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) or (b) treated as a PFIC. In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

In general, dividends of net investment income received by corporate shareholders of the Fund may qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for 45 days or less (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Distributions in excess of earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

Any distributions reinvested in additional shares will nevertheless remain taxable to the U.S. shareholder. The U.S. shareholder will have an adjusted tax basis in the additional shares equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are acquired by the U.S. shareholder.

The Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, the Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution.” In that event, the Fund pays income tax on the retained long-term capital gain, and the Fund shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, the Fund shareholder can claim a refundable tax credit for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the adjusted tax basis of the Fund shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the shareholder’s tax credit.

Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 20%. In addition, Fund distributions of qualifying dividend income to non-corporate Fund shareholders may qualify for taxation at long-term capital gain rates.

Investors considering buying Fund shares just prior to a distribution should be aware that, although the price of the Fund’s shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Sales of Fund Shares. A U.S. shareholder generally will recognize gain or loss on the sale, exchange or other taxable disposition of Fund shares in an amount equal to the difference between the amount realized on the disposition of the shares and the U.S. shareholder’s adjusted tax basis in the shares. Generally, gain recognized by a U.S. shareholder on the disposition of Fund shares will result in capital gain or loss to a U.S. shareholder, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss recognized by a U.S. shareholder upon the disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the U.S. shareholder. A loss recognized by a U.S. shareholder on a disposition of Fund shares will be disallowed as a deduction if the U.S. shareholder acquires additional Fund shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In this case, the adjusted tax basis of the shares acquired will be adjusted to reflect the disallowed loss.

Issuance and Redemption of Creation Units. With respect to in kind transactions, on an issue of shares as part of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at issue) of the issued Fund shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate adjusted tax basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). With respect to in kind transactions, on a redemption of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (ii) the Authorized Participant’s adjusted tax basis in the redeemed Fund shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on an issue or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Fund shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Fund shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

Foreign Tax Credits. The Fund may be subject to foreign income taxes and may be able to elect to pass-along such credit to its shareholders. If this election is available and the Fund elects such treatment, the amount of such credit will be treated as an additional distribution by the Fund and, subject to various limitations of the Code, its shareholders will be entitled to claim a foreign tax credit to offset their tax liability. Please consult your tax advisor regarding whether you will be able to use such credit against your tax liability.

Medicare Tax. In addition, if applicable to a shareholder, a 3.8% Medicare tax will be imposed on net investment income. Please consult your tax advisor regarding this tax.

Back-Up Withholding. The Fund may be required to backup withhold from all distributions to any U.S. shareholder of the Fund (1) who fails to furnish the Fund with a correct U.S. taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies the Fund that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The taxpayer identification number of an individual who is a U.S. Shareholder generally is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

Tax Shelter Reporting Regulations. If the Fund shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual Fund shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the Fund shareholder must file a disclosure statement with the IRS. Significant penalties may be imposed upon the failure to comply with these reporting rules.

Special Issues for Non-U.S. Shareholders

In general. Non-U.S. Shareholders who do not hold Fund shares as part of a U.S. trade or business generally will be subject to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty) on distributions of the Fund’s ordinary income unless an exception applies. Subject to the discussion regarding backup withholding and FATCA, defined below, no withholding is generally required with respect to certain distributions of (i) U.S. source interest income, and (ii) net short term capital gains in excess of net long term capital losses, in each case to the extent the Fund properly reports such distributions as “interest-related dividends” or “short-term capital gain dividends” and certain other requirements were satisfied. The Fund anticipates that a portion of distributions will be eligible for this exception from withholding; however, the Fund cannot determine what portion of distributions (if any) will be eligible for this exception until after the end of their taxable year. No certainty can be provided that any distributions will be reported as eligible for this exception.

Under current law, a Non-U.S. Shareholder who does not hold Fund shares as part of U.S. trade or business generally is not subject to U.S. federal income tax on gain realized on a sale or exchange of Fund shares unless (i) in the case of an individual Non-U.S. Shareholder, such shareholder is physically present in the U.S. for at least 183 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the Non-U.S. Shareholder held such Fund shares and the five-year period ending on the date of the disposition of those shares, the Fund was a “U.S. real property holding corporation” and the Non-U.S. Shareholder actually or constructively held more than 5% of the Fund shares of the same class. In the case of a disposition described in clause (ii) of the preceding sentence, the gain generally would be taxed in the same manner as for a domestic Fund shareholder and in certain cases will be collected through withholding at the applicable rate. The Trust does not anticipate that the Fund will be a U.S. real property holding corporation.

Unless treated as a “domestically-controlled” RIC, the Fund will be a “U.S. real property holding corporation” if the fair market value of its U.S. real property interests (which includes shares of U.S. real property holding corporations and certain participating debt securities) equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. A “domestically controlled” RIC is any RIC in which at all times during the relevant testing period more than 50% in value of the RIC’s stock was owned by U.S. persons.

In general, if the Fund is a “U.S. real property holding corporation,” (determined without the exception for “domestically controlled” RICs and publicly-traded RICs) distributions by the Fund attributable to gains from “U.S. real property interests” (including gain on the sale of shares in certain “non-domestically controlled” REITs and certain capital gain dividends from REITs) will be treated as income effectively connected to a trade or business within the United States, subject generally to tax at the same rates applicable to domestic Fund shareholders and, in the case of a corporate Non-U.S. Shareholder, a “branch profits” tax at a rate of 30% (or other applicable lower rate under an income tax treaty) may apply. Such distributions will be subject to U.S. withholding tax and will generally give rise to an obligation on the part of the Non-U.S. Shareholder to file a U.S. federal income tax return.

Even if the Fund is treated as a U.S. real property holding company, distributions on and sales of the Fund shares will not be treated as income effectively connected with a U.S. trade or business in the case of a Non-U.S. Shareholder owning (for the applicable period) 5% or less (by class) of the Fund shares. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described rules.

Non-U.S. Shareholders should provide the Fund or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E or an acceptable substitute or successor form for establishing that it is a Non-U.S. Shareholder and establishing an exemption from backup withholding. To claim a credit or refund for any Fund-level U.S. federal income taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through withholding or to claim a benefit under an applicable tax treaty, a Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and may be required to file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisor.

Non-U.S. Shareholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a U.S. trade or business or avoiding withholding tax will be treated as having received such distributions. Non-U.S. Shareholders should consult their tax advisers regarding the application of these rules.

Foreign Account Tax Compliance Act. Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs (i) enter into an agreement with the U.S. Department of the Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the IRS to provide such information and are in compliance with the terms of such IGA and any implementing legislation or regulation. The types of income subject to the tax include U.S.-source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends, the U.S. Department of the Treasury has indicated its intent to eliminate this requirement in proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on certain payments to certain foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% owner that is a specified U.S. person or provides the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person. Depending on the status of the Fund shareholder and the status of the intermediaries through which they hold their shares, Fund shareholders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, the Fund shareholder might be eligible for refunds or credits of such taxes.

OTHER INFORMATION

The Fund is not sponsored, endorsed, sold, or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objectives. The Listing Exchange has no obligation or liability in connection with the administration, marketing, or trading of the Fund.

Shareholder inquiries may be made by writing to the Trust, c/o USCF Advisers LLC, 1850 Mt. Diablo Blvd, Suite 640, Walnut Creek, CA 94596.

FINANCIAL STATEMENTS

The Fund has not yet commenced investment operations and, therefore, has not produced financial statements. Once available, you can obtain a copy of the Fund’s Annual or Semi-Annual Report without charge by calling the Fund at 1-800-920-0259 or by visiting www.uscfinvestments.com.

APPENDIX A – USCF ADVISERS LLC PROXY VOTING GUIDELINES

General Introduction

USCF Advisers LLC (“the Adviser” or “USCF”) has adopted the following policies and procedures (the “Proxy Guidelines”), as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, to ensure that proxies on securities held by its investment advisory clients are voted in the best interests of such clients. These Proxy Guidelines apply to the USCF ETF Trust (“Trust”) which is an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) for which the Adviser serves as an “investment adviser” (as defined in Section 2(a)(20) of the 1940 Act), provided that the Board of Trustees (“Trustees”) of the Trust has delegated to the Adviser the authority to vote proxies on securities held by any series of the Trust (individually a “Fund” and collectively the “Funds”) and provided that the Adviser has not otherwise delegated such authority to a sub-adviser to vote proxies on behalf of a Fund.

When the Adviser votes proxies for a Fund, it acts as the Fund agent and is subject to a fiduciary duty to vote proxies in a manner that the Adviser believes is consistent with the best interests of the Fund that owns the related security.

Proxy Voting Policy and Arrangements with Proxy Voting Vendor

USCF recognizes the growing view that sustainability or environmental, social, and corporate governance (ESG) factors could present material risks to portfolio investments. USCF has determined that it is in the best interests of shareholders to vote proxies in accordance with these principles. As a result, USCF has contracted with Institutional Investor Services (“ISS” or “proxy vendor”), an independent third-party proxy vendor, to provide vote recommendations according to proxy voting guidelines that are consistent with the objectives of sustainability-minded investors and fiduciaries. On matters of ESG import, ISS’ Sustainability Policy seeks to promote support for recognized global governing bodies promoting sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights to a set of pre-determined proxy voting policy guidelines.

It is USCF’s policy to follow and vote proxies in accordance with the recommendations of the ISS International and United States Sustainability Proxy Voting Guidelines (“ISS Guidelines”). A copy of the ISS Guidelines can be found at www.issgovernance.com. USCF has also contracted with ISS not only to act as agent for the proxy voting process but also to maintain records on its proxy voting on behalf of the Funds.

There may be occasional circumstances in which USCF exercises its voting discretion to deviate from the proxy vendor’s recommendation.

USCF’s action in these cases is described in the Conflicts of Interest section of these Proxy Guidelines.

Proxy Voting Oversight

The Adviser’s Chief Compliance Officer (“CCO”), the Operations Manager, and one or more Portfolio Managers (the “Group”) are responsible for the general oversight of the proxy voting process. As a result, the Group, either individually or collectively, will perform the following tasks in satisfying this responsibility:

•	Review annually, and revise as necessary, these Proxy Guidelines.
•	Review annually the ISS Guidelines to determine that they continue to be consistent with the Proxy Guidelines and reasonably designed to be in the best interests of the Trust; and
•	Annually review a sample of proxy votes taken to determine whether those votes were consistent with these Proxy Guidelines, including any votes where USCF determined it had a material conflict of interest.

The CCO shall coordinate a meeting, at least annually, to discuss the aforementioned with the Group.

Initial and Periodic Due Diligence of Proxy Vendors

When considering whether to retain or continue retaining USCF’s proxy vendor to provide voting recommendations, the CCO will conduct due diligence of the proxy vendor and will consider factors such as the following:

•	The proxy vendor’s capacity and competency to adequately analyze the matters for which the investment adviser is responsible for voting.
•	The adequacy and quality of the proxy vendor’s personnel, processes, and technology.

A-1

•	The adequacy of the proxy vendor’s process for seeking timely input from issuers and proxy vendor clients with respect to proxy voting policies, methodologies, and peer group constructions, including for “say-on-pay” votes.
•	The proxy vendor’s engagement with issuers, including the firm’s process for ensuring that it has complete and accurate information about the issuer and each particular matter, and the firm’s process, if any, for investment advisers to access the issuer’s views about the firm’s voting recommendations in a timely and efficient manner.
•	The adequacy of the proxy vendor’s disclosures regarding its sources of information and methodologies for formulating voting recommendations and, in making such recommendations, whether it uses any third party information.
•	The proxy vendor’s consideration of factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote.
•	The proxy vendor’s policies and procedures for identifying and addressing conflicts of interest.
•	Whether the proxy vendor updates the Adviser regarding business changes that may affect the proxy vendor’s capacity and competency to provide independent proxy voting advice or carry out voting instructions.
•	Whether the proxy vendor appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis, including in response to feedback from issuers and their shareholders; and
•	The proxy voting vendor’s policies and procedures for implementing an investment adviser’s proxy voting instructions if any to keep confidential Frontier’s non-public information, including USCF’s intention to proxy votes.

At least annually, the CCO will provide the Group with a report on the results of the review and a recommendation whether to retain the proxy vendor.

Conflicts of Interest

Because of the limited scope of the business of the Adviser, it does not expect conflicts between the interests of the Adviser and those of the Funds with respect to voting proxies to arise frequently. However, if proxies are being solicited with respect to an issuer that currently or periodically does any business with the Adviser or its affiliates (including, for example, as a broker executing transactions for the Adviser’s clients, or as a customer of an affiliate of the Adviser) or any other potential conflict of interest, the proxy shall be referred to the CCO before it is voted.

If the CCO determines that a material conflict exists, the CCO will consult with the Operations Manager, and one or more Portfolio Managers responsible for the general oversight of the proxy voting process. The Group will decide to vote the proxy by: (a) following the recommendations of the proxy vendor; or (b) by voting the proxy by not taking into consideration the relationship that gave rise to the conflict and voting the proxy in the best interest of the Fund.

Recordkeeping

USCF will maintain in an easily accessible place for a period of six years, the first two years in an easily accessible place, all records relating to proxy voting. These records include the following:

•	A copy of the proxy voting policy.
•	A copy of each proxy statement received on behalf of the Funds.
•	A record of each vote cast on behalf of the Funds.
•	A copy of all documents created by USCF’s personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and
•	A copy of each written request by an investor for information on how USCF voted proxies, as well as a copy of any written response.

USCF reserves the right to maintain certain proxy records with the proxy vendor or any other entity in accordance with all applicable regulations.

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